As filed with the U.S. Securities and Exchange Commission on
                                 March 31, 2000
                  Investment Company Act File No. 811-_____
       -----------------------------------------------------------------


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            -------------------------

                                    FORM N-2

                        (CHECK APPROPRIATE BOX OR BOXES)

|X|   REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
      ACT OF 1940


| |   Amendment No. __

                            -------------------------

              J.P. Morgan Multi-Manager Strategies Fund II, L.L.C.
               (Exact name of Registrant as specified in Charter)

                       c/o J.P. Morgan & Co., Incorporated
                                522 Fifth Avenue
                            New York, New York 10036
                    (Address of principal executive offices)

               Registrant's Telephone Number, including Area Code:

                                 (212) 483-2323

                            -------------------------

                            STEVEN M. GREENSPAN, ESQ.
                       c/o J.P. Morgan & Co., Incorporated
                                522 Fifth Avenue
                            New York, New York 10036
                     (Name and address of agent for service)

                                    Copy to:
                             STUART H. COLEMAN, ESQ.
                          Stroock & Stroock & Lavan LLP
                                 180 Maiden Lane
                          New York, New York 10038-4982

                            -------------------------

                                                                 MEMORANDUM NO:


                            J.P. MORGAN MULTI-MANAGER
                            STRATEGIES FUND I, L.L.C.
                            J.P. MORGAN MULTI-MANAGER
                           STRATEGIES FUND II, L.L.C.



PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH POOLS WHOSE PARTICIPANTS ARE LIMITED TO QUALIFIED ELIGIBLE PARTICIPANTS, AN OFFERING MEMORANDUM FOR THESE POOLS IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A POOL OR UPON THE ADEQUACY OR ACCURACY OF AN OFFERING MEMORANDUM. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS OFFERING OR ANY OFFERING MEMORANDUM FOR THESE POOLS.


                                                                JP MORGAN

INTERESTS IN J.P. MORGAN MULTI-MANAGER STRATEGIES FUND I, L.L.C. ("FUND I") AND J.P. MORGAN MULTI-MANAGER STRATEGIES FUND II, L.L.C. ("FUND II") (EACH, A "FUND" AND COLLECTIVELY, THE "FUNDS") ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. INTERESTS ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, AND ARE NOT GUARANTEED BY, MORGAN GUARANTY TRUST COMPANY OF NEW YORK OR ANY OTHER BANK. INTERESTS ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE FULL AMOUNT INVESTED.

THE INTERESTS IN THE FUNDS WHICH ARE DESCRIBED IN THIS CONFIDENTIAL MEMORANDUM ("MEMORANDUM") HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR THE SECURITIES LAWS OF ANY OF THE STATES OF THE UNITED STATES. THE OFFERING CONTEMPLATED BY THIS MEMORANDUM WILL BE MADE IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT FOR OFFERS AND SALES OF SECURITIES WHICH DO NOT INVOLVE ANY PUBLIC OFFERING, AND ANALOGOUS EXEMPTIONS UNDER STATE SECURITIES LAWS.

THIS MEMORANDUM SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF INTERESTS IN THE FUNDS IN ANY JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE IS NOT AUTHORIZED OR TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER, SOLICITATION OR SALE. NO PERSON HAS BEEN AUTHORIZED TO MAKE ANY REPRESENTATIONS CONCERNING THE FUNDS THAT ARE INCONSISTENT WITH THOSE CONTAINED IN THIS MEMORANDUM. PROSPECTIVE INVESTORS SHOULD NOT RELY ON ANY INFORMATION NOT CONTAINED IN THIS MEMORANDUM OR THE APPENDICES HERETO.

THIS MEMORANDUM IS INTENDED SOLELY FOR THE USE OF THE PERSON TO WHOM IT HAS BEEN DELIVERED FOR THE PURPOSE OF EVALUATING A POSSIBLE INVESTMENT BY THE RECIPIENT IN INTERESTS IN THE FUNDS, AND IS NOT TO BE REPRODUCED OR DISTRIBUTED TO ANY OTHER PERSONS (OTHER THAN PROFESSIONAL ADVISERS OF THE PROSPECTIVE INVESTOR RECEIVING THIS DOCUMENT).

PROSPECTIVE INVESTORS SHOULD NOT CONSTRUE THE CONTENTS OF THIS MEMORANDUM AS LEGAL, TAX OR FINANCIAL ADVICE. EACH PROSPECTIVE INVESTOR SHOULD CONSULT HIS OR HER OWN PROFESSIONAL ADVISERS AS TO THE LEGAL, TAX, FINANCIAL OR OTHER MATTERS RELEVANT TO THE SUITABILITY OF AN INVESTMENT IN THE FUNDS FOR SUCH INVESTOR.

THESE SECURITIES ARE SUBJECT TO SUBSTANTIAL RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE RESPECTIVE FUND'S LIMITED LIABILITY COMPANY AGREEMENT, THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.

IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY UPON THEIR OWN EXAMINATION OF THE FUNDS AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THE FUNDS' INTERESTS OR PASSED UPON THE ADEQUACY OF THE DISCLOSURE IN THIS MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                  __________2000

                                TABLE OF CONTENTS

                                                                       PAGE

INTRODUCTION................................................................1
SUMMARY OF TERMS............................................................1
THE FUNDS..................................................................16
STRUCTURE..................................................................16
INVESTMENT PROGRAM.........................................................16
TYPES OF INVESTMENTS AND RELATED RISK FACTORS..............................22
ADDITIONAL RISK FACTORS....................................................34
PERFORMANCE INFORMATION....................................................38
THE DIRECTORS..............................................................38
THE ADVISER................................................................40
VOTING.....................................................................42
CONFLICTS OF INTEREST......................................................42
BROKERAGE..................................................................46
FEES AND EXPENSES..........................................................47
CAPITAL ACCOUNTS AND ALLOCATIONS...........................................49
ALLOCATION OF SPECIAL ITEMS--CERTAIN WITHHOLDING TAXES
    AND OTHER EXPENDITURES.................................................52
APPLICATION FOR INTERESTS..................................................54
REDEMPTIONS, REPURCHASES OF INTERESTS AND TRANSFERS........................56
TAX ASPECTS................................................................60
ADDITIONAL INFORMATION AND SUMMARY OF LLC AGREEMENT........................72
APPENDIX A1--LIMITED LIABILITY COMPANY AGREEMENT OF J.P.
    MORGAN MULTI-MANAGER STRATEGIES FUND I, L.L.C.........................A-1
APPENDIX A2--LIMITED LIABILITY COMPANY AGREEMENT OF J.P.
    MORGAN MULTI-MANAGER STRATEGIES FUND II, L.L.C........................A-1
APPENDIX B--PERFORMANCE INFORMATION.......................................B-1

                                  INTRODUCTION

This Memorandum relates to the simultaneous offering of two separate Funds:

          o    J.P. Morgan Multi-Manager Strategies Fund I, L.L.C.
          o    J.P. Morgan Multi-Manager Strategies Fund II, L.L.C.

The investment programs of the Funds will be substantially similar. The Funds will differ with respect to their volatility of returns and performance over time: Fund I will seek to achieve superior risk-adjusted returns with a volatility level similar to 3 to 5 year U.S. bonds. Fund II will seek to achieve superior risk-adjusted returns, but with an emphasis on higher returns and a level of volatility similar to G7 equities. Prospective investors should consider which levels of risk and potential returns are consistent with their investment goals.

Each Fund's investment program is speculative and entails substantial risks. These risks are summarized below in "SUMMARY OF TERMS--RISK FACTORS," "TYPES OF INVESTMENTS AND RELATED RISK FACTORS" and "ADDITIONAL RISK FACTORS." Potential investors should review these sections of this Memorandum, together with the other portions of this Memorandum, carefully before investing.


                                SUMMARY OF TERMS

The following summary is qualified entirely by the detailed information appearing elsewhere in this Memorandum and by the terms and conditions of the respective Fund's Limited Liability Company Agreement (an "LLC Agreement"), each of which should be read carefully and retained for future reference.

THE FUNDS:                         Each Fund is a newly formed Delaware
                                   limited liability company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, non-diversified, management investment company.

                                   Each Fund is a specialized investment vehicle that may be referred to as a registered private investment fund. It is similar to an unregistered private investment fund in that
                                   (i) its underlying portfolio may be more aggressively managed than other investment companies, (ii) interests in the Fund will be sold in large minimum denominations in private placements solely to high net worth individual and institutional investors ("Investors"), and will be restricted as to transfer and (iii) the Investors' capital accounts in the Fund will be subject generally to both an asset-based fee and an incentive-based allocation.

INVESTMENT                         Each Fund's investment objective is capital
PROGRAM:                           appreciation.

                                   Each Fund seeks to achieve its objective by deploying its assets primarily among a select group of unregistered investment vehicles (each, an "Investment Fund") advised by portfolio managers (the "Investment Managers") who employ a variety of alternative investment strategies in pursuit of superior risk-adjusted returns. At any one time, each Fund generally expects to hold interests in 15 to 30 Investment Funds.

                                   J.P. Morgan Investment Management Inc. (the
                                   "Adviser") is each Fund's investment adviser. The Adviser generally will allocate a portion of each Fund's assets among Investment Funds with investment programs that focus on one or a combination of the investment styles described below. The Adviser generally will seek to achieve and maintain the risk/return profiles of the Funds by allocating a higher percentage of Fund I's assets to Investment Funds that employ the Event Driven and Relative Value strategies and a higher percentage of Fund II's assets to Investment Funds that employ the Long/Short and Tactical Traders strategies. Fund I will pursue superior risk-adjusted returns with a volatility level similar to 3 to 5 year U.S. bonds. Fund II will pursue superior risk-adjusted returns, but with an emphasis on higher returns and a level of volatility similar to G7 equities. The Adviser may identify other investment styles which it believes will be consistent with a Fund's investment objective and may invest in Investment Funds with investment programs that focus on those styles.

                                   EVENT DRIVEN. This style is based on the actual or anticipated occurrence of an event, such as a merger transaction or a bankruptcy. Investment returns are relatively unaffected by the direction of the equity and fixed income markets. Some event driven investment strategies include Merger Arbitrage and Distressed Investing.

                                   RELATIVE VALUE. Investment Funds employing this style seek to invest in securities which their Investment Managers perceive to be selling at discounts to their intrinsic or potential worth. These securities may be out of favor or not closely followed by analysts. Long-term holding, patience and strong discipline often are required before the market recognizes the ultimate value of the discounted securities. Positions generally are hedged using short sales and options. It is broadly opportunistic, and as such, generally uncorrelated with benchmark indices. Some relative value strategies include: Equity Pairs Trading, Fixed Income Arbitrage, and Convertible Arbitrage.

                                   LONG/SHORT. This style combines long
                                   investments with short sales and the pursuit of opportunities in rising or declining markets. Unlike relative value strategies, long/short strategies generally may reduce but do not eliminate market exposure and risk. Some long/short strategies include Equity Long/Short, Short Selling and Stock Picking.

                                   TACTICAL TRADERS. Investment Funds whose investment programs are characterized by this style tend to speculate on the direction of the market. Some tactical trading strategies include Macro Trading, Discretionary Management, and Trend Following and Systematic Trading.

                                   See "INVESTMENT PROGRAM" and "TYPES OF
                                   INVESTMENTS AND RELATED RISK FACTORS."

                                   The Adviser's process for selecting
                                   Investment Funds for each Fund consists
                                   primarily of the following:

                                   INVESTMENT FUND DISCOVERY. Since information about private investment funds generally is not advertised, the Adviser will obtain information about investment opportunities primarily through the J.P. Morgan & Co. Incorporated ("J.P. Morgan") global information network and other proprietary sources, including its clients, hedge fund managers and consultants and competitors. Additionally, the Adviser will seek to identify investment opportunities by researching public databases and investment publications.

                                   INVESTMENT FUND AND INVESTMENT MANAGER
                                   EVALUATIONS. The Adviser will select
                                   Investment Funds based on, among other
                                   things, the suitability and performance
                                   potential of, and diversification benefits for the Fund associated with, the Investment Fund's investment strategy and style; the Investment Manager's reputation, experience and training; liquidity and other limitations arising from the governing agreement of the Investment Manager's Investment Fund; and the quality and stability of the Investment Manager's organization, including internal and external professional staff. The Adviser generally seeks Investment Funds whose Investment Managers have achieved, or the Adviser believes are likely to achieve, superior risk-adjusted returns and a level of volatility consistent with its risk/return profile during various time periods and market cycles.

                                   THEME GENERATION. The Adviser will analyze current and anticipated market conditions and seek to identify those investment themes (across industries, geographical sectors and financial markets) which may contribute to the achievement of the Fund's investment objective.

                                   PORTFOLIO MANAGEMENT. Using both qualitative and quantitative means, the Adviser will develop and maintain an asset allocation strategy for the Fund that it intends to implement through the Investment Funds. From time to time, the Adviser may reallocate a Fund's assets. The Adviser may maintain a Fund's allocation to an underperforming Investment Fund if the overall portfolio composition of the Fund or the current market conditions support such decision.

                                   RISK MANAGEMENT AND INVESTMENT MONITORING.
                                   The Adviser will evaluate regularly each Investment Fund to determine whether its investment program is consistent with the Fund's investment objective and whether its investment performance is satisfactory.

                                   The Adviser may reallocate a Fund's assets among the Investment Funds and select additional Investment Funds, subject to the condition that selection of a new Investment Fund advised by a Subadviser (defined below) requires approval of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities, unless the Fund receives an exemption from certain provisions of the 1940 Act.

                                   To facilitate the efficient investment of a Fund's assets, a separate investment vehicle may be created for an Investment Manager in which the Investment Manager serves as general partner or managing member and the Fund is the sole limited partner or only other member. (Investment Managers for which such an investment vehicle is formed are collectively referred to as "Subadvisers" and their investment vehicles also are referred to as "Investment Funds.") The Adviser anticipates that more than a majority of each Fund's assets will be invested in Investment Funds not advised by Subadvisers. In any event, the Adviser will allocate no more than 40% of a Fund's assets to any Investment Fund that is advised by a Subadviser and will limit its investment in any Investment Fund that is not advised by a Subadviser to less than 5% of the Investment Fund's voting securities. However, to permit it to invest more of its assets in desirable Investment Funds, each Fund may purchase without limitation non-voting securities of Investment Funds that are not advised by a Subadviser or, as to these Investment Funds, contractually forego its right to vote on any matter that requires investor approval. The Adviser anticipates that each Fund will invest a substantial portion of its assets in non-voting securities of the Investment Funds. See "ADDITIONAL RISK FACTORS--Special Risks of Multi-Manager Structure."

                                   Unregistered investment funds typically
                                   provide greater flexibility than traditional investment funds (e.g., registered investment companies) over the types of securities that may be owned, the types of trading strategies employed, and in some cases, the amount of leverage that can be used. The Adviser will select Investment Funds that may invest and trade in a wide range of instruments and markets, including, but not limited to, domestic and foreign equities and equity-related instruments, and fixed income and other debt-related instruments. Investment Managers will not be limited in the markets (either by location or type, such as large capitalization, small capitalization or non-U.S. markets) in which they invest or the investment discipline that they may employ.

                                   Each Investment Fund may use various
                                   investment techniques for hedging and
                                   non-hedging purposes. For example, some or all of the Investment Funds may sell securities short and purchase and sell options and futures contracts and engage in other derivative transactions, subject to certain limitations described elsewhere in this Memorandum. The use of these techniques will be an integral part of their investment programs, and involves certain risks to each Fund. Some or all of the Investment Funds may use leverage, which also entails risk. See "TYPES OF INVESTMENTS AND RELATED RISK FACTORS."

POTENTIAL BENEFITS OF              An investment in a Fund enables investors to
INVESTING IN THE FUNDS:            invest with Investment Managers whose
                                   services generally are not available to the investing public, whose Investment Funds may be closed from time to time to new investors or who otherwise may place stringent restrictions on the number and type of persons whose money they will manage. The
                                   Adviser will have access to J.P. Morgan's vast global network of investment professionals to identify those private investment funds that it believes are most capable of achieving the Fund's investment objective. Many individual and institutional investors do not have the resources to do so.

                                   An investment in a Fund also enables
                                   investors to invest in a larger number of Investment Funds without incurring the high minimum investment requirements that Investment Funds typically would impose on investors.

                                   In addition to benefiting from the Investment Managers' individual investment strategies, each Fund as a whole should achieve the benefits of diversification by allocating its assets among a carefully selected group of Investment Funds. The Adviser expects that by investing in multiple Investment Funds, a Fund may reduce the volatility inherent in a direct investment with a single Investment Fund.

RISK FACTORS:                      Each Fund's investment program is speculative
                                   and entails substantial risks. There can be no assurance that each Fund's or the Investment Funds' investment objectives will be achieved or that their investment programs will be successful. In particular, each Investment Fund's use of leverage, short sales and derivative transactions, and limited diversification, in certain circumstances, can result in or contribute to significant losses to the Fund. Investors should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. Investors could lose some or all of their investment. See "TYPES OF
                                   INVESTMENTS AND RELATED RISK FACTORS."

                                   Each Fund's performance depends upon the performance of the Investment Funds and the Adviser's ability to select Investment Funds and effectively allocate and reallocate the Fund's assets among them.

                                   Each Investment Manager generally will charge its Investment Fund an asset-based fee and some or all of the Investment Managers will receive incentive-based allocations (for purposes of sections of this Memorandum describing risk factors of investing in the Funds, the term incentive-based allocations chargeable by an Investment Manager also includes incentive-based fees). The asset-based fees of the Investment Managers are expected to range from 1% to 2% of the value of the relevant Investment Fund and the incentive-based allocations of the Investment Managers are expected to range from 10% to 25% of net profits of the relevant Investment Fund.

                                   The incentive-based allocation received by an Investment Manager may create an incentive for the Investment Manager to make investments that are riskier or more speculative than those that might have been made in the absence of the incentive-based allocation. In addition, because the incentive-based allocation is calculated on a basis that includes unrealized appreciation of an Investment Fund's assets, the allocation may be greater than if it were based solely on realized gains.

                                   In addition, the Adviser will charge each Fund an asset-based fee and will receive an incentive-based allocation, which gives rise to similar risks. See "SUMMARY OF TERMS--Fees and Expenses" and "--Incentive Allocation."

                                   Each Fund is a newly formed entity and has no operating history upon which investors can evaluate the performance of the Fund. The Adviser, however, has experience in managing private investment funds and separately managed client accounts that have investment programs that are substantially similar to the respective Fund's expected investment program. See "APPENDIX B--PERFORMANCE INFORMATION

                                   An investment in each Fund entails special tax risks. See "SUMMARY OF TERMS--Summary of Taxation."

                                   Interests in a Fund will not be traded on any securities exchange or other market and are subject to substantial restrictions on transfer. Although each Fund may offer to repurchase interests from time to time, an Investor may not be able to liquidate its interest in the Fund for up to two years. The Adviser expects that generally, beginning in 2001, it will recommend to the Fund's Board (as hereinafter defined) that the Fund offer to repurchase interests from Investors once each year, near December 31st. See "SUMMARY OF TERMS--Transfer Restrictions" and "--Repurchases of Interests by the Funds."

                                   Since each Fund is a non-diversified
                                   investment company, there are no percentage limitations on the portion of the Fund's assets that may be invested in the securities of any one issuer. As a result, each Fund's investment portfolio may be subject to greater risk and volatility than if investments had been made in the securities of a broader range of issuers.

                                   INVESTING IN FUNDS OF FUNDS, SUCH AS THE
                                   FUNDS, INVOLVES ADDITIONAL SPECIAL RISKS,
                                   INCLUDING THE FOLLOWING:

                                   The Investment Funds will not be registered as investment companies under the 1940 Act and, therefore, neither Fund will be able to avail itself of the protections of the 1940 Act with respect to the Investment Funds. Although the Adviser will seek to receive detailed information from each Investment Manager regarding its or its Investment Fund's historical performance and investment strategy, in most cases the Adviser has little or no means of independently verifying this information. An Investment Fund may use proprietary investment strategies that are not fully disclosed to the Adviser, which may involve risks under some market conditions that are not anticipated by the Adviser.

                                   An Investor who met the conditions imposed by the Investment Funds, including investment minimums that may be considerably higher than the Fund's minimum investment, could invest directly in the Investment Funds. By investing in the Investment Funds indirectly through a Fund, the Investor bears two layers of asset-based fees and incentive-based allocations--one at the Fund level and one at the Investment Fund level. In addition, the Investor bears a proportionate share of the fees and expenses of the Fund (including operating costs, distribution expenses and administrative fees) and, indirectly, similar expenses of the Investment Funds. In its determination of whether an investment in the Investment Fund would be consistent with a Fund's investment objective, the Adviser will consider the aggregate fees to which the Fund may be subject.

                                   Each Investment Manager will receive any incentive-based allocations to which it is entitled irrespective of the performance of the other Investment Managers and the relevant Fund generally. Accordingly, an Investment Manager with positive performance may receive compensation from a Fund, and thus indirectly from Investors, even if the Fund's overall returns are negative.

                                   Investment decisions of the Investment Funds are made by the Investment Managers independently of each other. As a result, at any particular time, one Investment Fund may be purchasing shares of an issuer whose shares are being sold by another Investment Fund. Consequently, a Fund could incur indirectly certain transaction costs without accomplishing any net investment result. A number of Investment Funds may take substantial positions in the same security, financial instrument or market sector at the same time. This inadvertent concentration could cause the Fund to experience greater volatility or sustain larger losses.

                                   Some Investment Funds in which a Fund may invest may be newly organized and therefore may have no, or only limited operating histories (although the Adviser generally will select Investment Funds or Investment Managers which have had some operating or trading history). In addition, Investment Managers will have varying levels of experience and may operate in teams which are small relative to the assets under their management. The Investment Managers also may employ proprietary trading methods, policies and strategies which may deviate from the Adviser's expectations based on its research and evaluations. Of course, past performance achieved by such Investment Managers and Investment Funds is not necessary indicative of future results. Therefore, the results of any Investment Fund may differ from those of other investment vehicles or accounts operated by the Investment Manager and from results the Adviser anticipated.

                                   Since a Fund may make additional investments in the Investment Funds only at certain times pursuant to limitations set forth in the governing agreements of the Investment Funds, the Fund from time to time may have to invest some of its assets temporarily in money market securities.

                                   To the extent a Fund purchases non-voting securities of, or contractually foregoes the right to vote in respect of, an Investment Fund, the Fund will not be able to vote on matters that require the approval of investors in the Investment Fund, including a matter that could adversely affect the Fund's investment in it.

                                   Like an investment in each Fund, investments in the Investment Funds may be illiquid. The governing instruments of many Investment Funds will have provisions similar to those of each Fund restricting both the transferability of an investor's interest and the ability of an investor to withdraw its investment in certain circumstances.

                                   Each Investment Fund is permitted to redeem its securities in-kind. Thus, upon a Fund's withdrawal of all or a portion of its interest in an Investment Fund, the Fund may receive securities that are illiquid or difficult to value. In such circumstances, the Adviser would seek to dispose of these securities in a manner that it believes to be in the best interests of the Fund. Each Fund may be subject to compulsory cash redemptions or in-kind redemptions by one or more Investment Funds. In such circumstances, the Fund may receive cash, securities and/or limited partnership or limited liability company interests that are illiquid or difficult to value at an inopportune time.

                                   If financial reports used by any Investment
                                   Fund to determine its net asset value are incomplete, inaccurate or if the net asset value does not adequately reflect the value of the Investment Fund's holdings, the net asset value of a Fund may be inaccurate. Although the Adviser intends to select Investment Funds that use reputable administrators and accountants, neither Fund will have control over the choice of custodians, brokers or counterparties made by these Investment Funds nor on the valuation methods and accounting rules which they may use. Each Fund's ability to correctly assess the value of its Investment Funds will be dependent upon the information available with respect to them and their investment operations.

                                   An Investment Fund may have to suspend
                                   temporarily the determination of its net asset value. In such event, a Fund may be unable to redeem or otherwise dispose of its interests in such Investment Fund when it otherwise would be advantageous to do so. In such event, the Fund's ability to calculate its net asset value accurately also might be adversely affected.

MANAGEMENT:                        Investment advice regarding the selection of
                                   Investment Funds will be provided to each Fund by the Adviser, which also is responsible for the Fund's day-to-day management.

                                   The Board of Directors (the "Board" and its members, the "Directors") of each Fund has overall responsibility to manage and control the business affairs of the Fund, including the exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund's business. See "THE DIRECTORS."

ADVISER: The Adviser will serve as each Fund's investment adviser. The Adviser is a wholly-owned subsidiary of J.P. Morgan, and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The Adviser holds a non-voting Special Advisory Member interest (the "Special Advisory Account") in each Fund solely for the purpose of receiving a special performance-based allocation with respect to each Investor. Each Fund has entered into an investment advisory agreement (the "Investment Advisory Agreement") with the Adviser which is effective for an initial term expiring March 21, 2002, and may be continued in effect from year to year thereafter if its continuation is approved annually by the Board. The Board may terminate the Investment Advisory Agreement on 60 days' prior written notice to the Adviser.

                                   The Adviser and its affiliates provide
                                   investment advisory services to individuals, governments, corporations, employee benefit plans, mutual funds and other institutional investors with combined assets under management of approximately $348 billion as of December 31, 1999.

PLACEMENT                          J.P. Morgan Securities Inc. ("JPM
AGENT:                             Securities"), an affiliate of J.P. Morgan,
                                   acts as the placement agent for each Fund, without special compensation from the Fund, and will bear its own costs associated with its activities as placement agent. JPM
                                   Securities from time to time may engage, at no cost to the Fund, sub-placement agents.
                                   See "CONFLICTS OF INTEREST--The Adviser."

CONFLICTS OF                       The investment activities of the Adviser,
INTEREST:                          the Investment Managers and their affiliates
                                   for their own accounts and the other accounts they manage may give rise to conflicts of interest which may disadvantage a Fund. Each
                                   Fund's operations may give rise to other conflicts of interest. See "CONFLICTS OF
                                   INTEREST."

FEES AND                           The Adviser provides certain management and
EXPENSES:                          administrative services to each Fund,
                                   including, among other things, providing office space and other support services to the Fund. In consideration for these services, each Fund will pay the Adviser a management fee generally on a monthly basis at the annual rate of 1.50% of the Fund's net assets for the month, excluding assets attributable to the Adviser's capital account and the Special Advisory Account (the "Fee").
                                   The Fee will be paid to the Adviser out of the Fund's assets, and debited against the Investors' capital accounts (including the
                                   Adviser's capital account but excluding the Special Advisory Account).

                                   __________ (the "Administrator") performs certain administration, accounting and investor services for each Fund. In consideration for these services, the Fund will pay the Administrator an annual fee calculated based upon its aggregate average net assets[, subject to a minimum monthly fee,] and will reimburse the Administrator for certain of the Administrator's expenses.

                                   Each Fund will bear all expenses incurred in the business of the Fund, including: all costs and expenses related to portfolio transactions and positions for the Fund's account; establishment of any Investment Funds managed by the Subadvisers; legal fees; accounting fees; tax return preparation fees; costs of computing the Fund's net asset value, including valuation services provided by third parties; costs of insurance; organizational and registration expenses; certain offering costs; and expenses of meetings of the Board and Investors. These expenses will not be charged to the Special Advisory Account.

                                   The Investment Funds will bear all expenses incurred in the business of the Investment Funds, which are similar to those expenses incurred by the Funds in the business of the Funds. See "FEES AND EXPENSES."

PLACEMENT FEE:                     Investors purchasing interests in a Fund may
                                   be charged a sales commission of up to 3% of the Investor's capital contribution. The placement fee will not constitute assets of the relevant Fund. See "FEES AND
                                   EXPENSES--Placement Fee."

ALLOCATION OF                      As to each Fund, the net profits or net
PROFIT AND LOSS:                   losses of the Fund (including, without
                                   limitation, net realized gain or loss and the net change in unrealized appreciation or depreciation of securities positions) will be credited to or debited against the capital accounts of the Investors at the end of each fiscal period in accordance with their respective Fund percentages for such period.
                                   Each Investor's Fund percentage will be
                                   determined by dividing as of the start of a fiscal period the balance of the Investor's capital account by the sum of the balances of the capital accounts of all Investors of the Fund. See "CAPITAL ACCOUNTS AND ALLOCATIONS--
                                   Allocation of Net Profits and Net Losses."

INCENTIVE ALLOCATION:              As to each Fund, generally, at the end of
                                   the 12-month period following the admission of an Investor to the Fund, and at the end of each fiscal year thereafter, an amount up to 10% of the net profits, if any, that exceeds the amount the Investor would have earned if it had received an annualized rate of return of 5% during the relevant period on its opening capital account balance
                                   (appropriately adjusted for contributions and withdrawals) for such period (the "Hurdle"), and that would otherwise be credited to the Investor's account for such period will instead be credited to the Special Advisory
                                   Account. This allocation (the "Incentive
                                   Allocation") will be made only with respect to net profits that exceed both the Hurdle for the period and any net losses previously debited to the account of such Investor which have not been offset by any net profits subsequently credited to the account of the Investor. The Adviser may withdraw any Incentive Allocation credited to its Special
                                   Advisory Account by the last business day of any month following the date on which the Incentive Allocation was made. See "CAPITAL
                                   ACCOUNTS AND ALLOCATIONS--Incentive
                                   Allocation."

APPLICATION FOR                    Both initial and additional applications for
INTERESTS:                         interests of a Fund by eligible investors
                                   may be accepted at such times as the Fund may determine, subject to the receipt of cleared funds on or before the acceptance date set by the Fund. After the initial closing, initial applications and additional capital contributions will generally be accepted on the last day of each calendar quarter. Each
                                   Fund reserves the right to reject any
                                   application for interests in the Fund.
                                   Generally, the minimum initial investment in a Fund is $100,000. For employees or directors of the Adviser and its affiliates, and members of their immediate families, and, in the sole discretion of the Board, attorneys or other professional advisors engaged on behalf of the Fund, and members of their immediate families, the minimum initial investment is $10,000. Each Fund may vary the investment minimums from time to time. Each
                                   Fund, in its discretion, may suspend
                                   applications for interests at any time. See
                                   "APPLICATION FOR INTERESTS--Eligible
                                   Investors."

INITIAL CLOSING                    The initial closing date for applications
DATE:                              for interests in each Fund is __________,
                                   2000. The Fund, in its sole discretion, may accelerate or postpone the closing date.

TRANSFER                           Interests in a Fund may be transferred only
RESTRICTIONS:                      by (i) operation of law pursuant to the
                                   death, bankruptcy, insolvency or dissolution of an Investor or (ii) with the written consent of the Adviser, which may be withheld in its sole and absolute discretion and is expected to be granted, if at all, only under extenuating circumstances, in connection with a transfer to an entity that does not result in a change of beneficial ownership. The foregoing permitted transferees will not be allowed to become substituted Investors without the consent of the Adviser, which may be withheld in its sole and absolute discretion. See "REDEMPTIONS, REPURCHASES OF
                                   INTERESTS AND TRANSFERS--Transfers of
                                   Interests."

REPURCHASES OF                     No Investor will have the right to require a
INTERESTS BY THE                   Fund to redeem the Investor's interest in
FUNDS:                             the Fund. Each Fund from time to time may
                                   offer to repurchase interests pursuant to written tenders by Investors. These repurchases will be made at such times and on such terms as may be determined by the Board of the relevant Fund in its complete and exclusive discretion. The Adviser expects that generally, beginning in 2001, it will recommend to the Board that the Fund offer to repurchase interests from Investors once each year, near December 31st. In addition, each Fund may repurchase an interest in the Fund or portion thereof of an Investor or any person acquiring an interest or portion thereof from or through an Investor if, among other reasons, the Adviser determines that it would be in the best interests of the Fund for the Fund to repurchase such an interest or portion thereof. See "REDEMPTIONS,
                                   REPURCHASES OF INTERESTS AND TRANSFERS--No
                                   Right of Redemption" and "--Repurchases of Interests."

                                   Each Fund's LLC Agreement provides that the
                                   Fund shall be dissolved if the interest of any Investor that has submitted a written request, in accordance with the terms of the LLC Agreement, to tender its entire interest for repurchase by the Fund has not been repurchased within a period of two years of such request.

SUMMARY OF                         Counsel to each Fund has rendered its opinion
TAXATION:                          that the Fund will be treated as a
                                   partnership and not as an association taxable as a corporation for Federal income tax purposes. Counsel to the Fund has rendered its opinion that, under a "facts and circumstances" test set forth in regulations adopted by the U.S. Treasury Department, the Fund will not be treated as a "publicly traded partnership" taxable as a corporation.
                                   Accordingly, each Fund should not be subject to Federal income tax, and each Investor will be required to report on its own annual tax return its distributive share of the Fund's taxable income or loss.

                                   If it were determined that a Fund should be treated as an association or a publicly traded partnership taxable as a corporation, as a result of a successful challenge to the opinions rendered by counsel to the Fund or otherwise, the taxable income of the Fund would be subject to corporate income tax and any distributions of profits from the Fund would be treated as dividends.

                                   For each Fund to complete its tax reporting requirements, it must receive information on a timely basis from the Investment Funds. An Investment Fund's delay in providing this information will delay the Fund's preparation of tax information to investors, which is likely to cause Investors to need to seek extensions on the time to file their tax returns.

ERISA PLANS AND                    Investors subject to the Employee Retirement
OTHER TAX-EXEMPT                   Income Security Act of 1974, as amended,
ENTITIES:                          and other tax-exempt entities, including
                                   employee benefit plans, Individual Retirement
                                   Accounts and 401(k) and Keogh Plans are not permitted to invest directly in the Fund. Any tax-exempt entity that desires to invest in a Fund should contact John Garibaldi at [(212)
                                   837-2862] or Jose Claxton at [(212)
                                   837-2706].

TERM: Each Fund's term is perpetual unless it is otherwise dissolved under the terms of the LLC Agreement. See "ADDITIONAL INFORMATION AND SUMMARY OF LIMITED LIABILITY COMPANY AGREEMENT--Term, Dissolution and
                                   Liquidation."

REPORTS TO                         Each Fund will furnish to Investors as soon
INVESTORS:                         as practicable after the end of each taxable
                                   year such information as is necessary for Investors to complete Federal and state income tax or information returns, along with, any other tax information required by law. See "ADDITIONAL RISK FACTORS--Special
                                   Risks of Multi-Manager Structure." Each Fund also will send to Investors a semi-annual report containing the information required by the 1940 Act and an audited annual report containing the information required by the 1940 Act and Rule 4.7 of the Commodity
                                   Exchange Act ("CEA") generally within 60 days after the close of the period for which the report is being made, or as otherwise required by applicable law. Quarterly reports from the Adviser regarding each Fund's operations during each quarter also will be sent to Investors within 30 days after the end of the quarter and in compliance with Rule 4.7 of the CEA.

THE FUNDS

Each Fund is registered under the 1940 Act as a closed-end, non-diversified, management investment company. Each Fund was formed as a limited liability company under the laws of Delaware on March 30, 2000, and has no operating history. Each Fund's principal office is located at 522 Fifth Avenue, New York, New York 10036, and its telephone number is (___) ___-____. The Adviser is each Fund's investment adviser.

STRUCTURE

Each Fund is a specialized investment vehicle that combines many of the features of a private investment fund with those of a closed-end investment company. Private investment funds are unregistered, commingled asset pools that may be leveraged, managed aggressively and offered in large minimum denominations, often over $1 million, through private placements to a limited number of high net worth individual and institutional investors. The general partners or managing members of these entities typically are compensated through asset-based fees and incentive-based allocations. Closed-end investment companies are 1940 Act registered pools typically organized as corporations or business trusts that usually are managed more conservatively than most private investment funds, subject to relatively modest minimum investment requirements (often less than $2,000), and publicly offered to a broad range of investors. The advisers to these companies typically are compensated through asset-based, but not incentive-based, fees.

Each Fund is similar to a private investment fund in that its underlying portfolio may be actively managed and Fund interests will be sold in comparatively large minimum denominations in private placements solely to high net worth individual and institutional investors. In addition, Investors will be subject generally to asset-based fees and incentive-based allocations. However, the Fund, like other closed-end investment companies, has registered under the 1940 Act to be able to offer its interests without limiting the number of investors that can participate in its investment program. This structure permits a larger number of investors that have a higher tolerance for investment risk to participate in the Fund's investment program without making the more substantial minimum capital commitment that is required by many private investment funds.

INVESTMENT PROGRAM

Each Fund's investment objective is capital appreciation.

Each Fund seeks to achieve its objective by deploying its assets primarily among a select group of Investment Funds advised by Investment Managers who employ a variety of alternative investment strategies in pursuit of superior risk-adjusted returns. At any one time, each Fund generally expects to hold interests in 15 to 30 Investment Funds.

The Adviser generally will allocate a portion of each Fund's assets among Investment Funds with investment programs that focus on one or a combination of the investment styles described below. The Advisor generally will seek to achieve and maintain the risk/return profiles of the Funds by allocating a higher percentage of Fund I's assets to Investment Funds that employ the Event Driven and Relative Value strategies and a higher percentage of Fund II's assets to Investment Funds that employ the Long/Short and Tactical Traders strategies. Fund I will pursue superior risk-adjusted returns with a volatility level similar to 3 to 5 year U.S. bonds. Fund II will pursue superior risk-adjusted returns, but with an emphasis on higher returns and a level of volatility similar to G7 equities. The Adviser may identify other investment styles which it believes will be consistent with a Fund's investment objective and may invest in Investment Funds with investment programs that focus on those styles.

EVENT DRIVEN. THIS STYLE IS BASED ON THE ACTUAL OR ANTICIPATED OCCURRENCE OF AN EVENT, SUCH AS A MERGER TRANSACTION OR A BANKRUPTCY. INVESTMENT RETURNS ARE RELATIVELY UNAFFECTED BY THE DIRECTION OF THE EQUITY AND FIXED INCOME MARKETS. SOME EVENT DRIVEN INVESTMENT STRATEGIES INCLUDE MERGER ARBITRAGE AND DISTRESSED INVESTING.

     MERGER ARBITRAGE. This strategy, sometimes also called "risk arbitrage," consists of investing in event-driven situations of issuers in the process of a corporate transaction, such as leveraged buy-outs, mergers and hostile take-overs. Investors purchase stocks of the issuer being taken over and sell short the stock of the acquiring company.

     DISTRESSED INVESTING. Distressed securities investors buy, at discounts, equities, debt or trade claims of companies that face financial difficulties. Often, these companies are involved in bankruptcy proceedings, with payment to debtholders and other claims under control of the bankruptcy court. After the bankruptcy process, these investors may hold the equity securities of the newly reorganized company. Profits are expected from the market's lack of understanding of the intrinsic value of the discounted securities and because many institutional investors cannot own below-investment grade securities.

RELATIVE VALUE. INVESTMENT FUNDS EMPLOYING THIS STYLE SEEK TO INVEST IN SECURITIES WHICH THEIR INVESTMENT MANAGERS PERCEIVE TO BE SELLING AT DISCOUNTS TO THEIR INTRINSIC OR POTENTIAL WORTH. THESE SECURITIES MAY BE OUT OF FAVOR OR NOT CLOSELY FOLLOWED BY ANALYSTS. LONG-TERM HOLDING, PATIENCE AND STRONG DISCIPLINE OFTEN ARE REQUIRED BEFORE THE MARKET RECOGNIZES THE ULTIMATE VALUE OF THE DISCOUNTED SECURITIES. POSITIONS GENERALLY ARE HEDGED USING SHORT SALES AND OPTIONS. IT IS BROADLY OPPORTUNISTIC, AND AS SUCH, GENERALLY UNCORRELATED WITH BENCHMARK INDICES. SOME RELATIVE VALUE STRATEGIES INCLUDE EQUITY PAIRS TRADING, FIXED INCOME ARBITRAGE, AND CONVERTIBLE ARBITRAGE.

     EQUITY PAIRS TRADING. This strategy consists of taking advantage of pricing differences between related equity securities. It consists of investing in one equity security while seeking to hedge the market risk with an offsetting investment in another related security or instrument.

     FIXED INCOME ARBITRAGE. This strategy consists of taking advantage of pricing differentials between related fixed income securities. The strategy consists of investing in one fixed income security while seeking to hedge the market risk with an offsetting investment in another related security.

     CONVERTIBLE ARBITRAGE. This strategy involves investing in convertible bonds that appear incorrectly valued relative to their theoretical value. The strategy consists simultaneously of the purchase (or short sale) of a convertible security coupled with the short sale (or purchase) of the underlying security for which the convertible can be exchanged. These transactions seek to hedge out the risk inherent in the stock. The remaining interest rate risk may or may not be hedged. This strategy may include buying an undervalued warrant and selling short an appropriate amount of the warrant issuer's stock.

LONG/SHORT. THIS STYLE COMBINES LONG INVESTMENTS WITH SHORT SALES AND THE PURSUIT OF OPPORTUNITIES IN RISING OR DECLINING MARKETS. UNLIKE RELATIVE VALUE STRATEGIES, LONG/SHORT STRATEGIES GENERALLY MAY REDUCE BUT DO NOT ELIMINATE MARKET EXPOSURE AND RISK. SOME LONG/SHORT STRATEGIES INCLUDE EQUITY LONG/SHORT, SHORT SELLING, AND STOCK PICKING.

     EQUITY LONG/SHORT. Investment Funds employing this strategy buy undervalued stocks and sell overvalued stocks to hedge out the general market risk. The stocks bought or sold short typically are selected using quantitative and/or value-based models. The Investment Managers of these Investment Funds may differ in the methods used, and degree to which they seek, to eliminate market risk. Unlike Equity Pairs Trading, long and short positions may be completely unrelated. This strategy can be closely correlated to the performance of benchmark indices.

     SHORT SELLING. Short selling is used by Investment Funds attempting to profit from declining securities prices. To implement the strategy, Investment Funds generally will seek to identify securities of companies their Investment Managers deem overvalued. This strategy is not the opposite of purchasing long securities. A short sale does not require any investment or borrowed money, but it does require collateral. Unlike the holder of a long position, which may enjoy dividend income, the short seller pays the dividend as a cost. On the other hand, the proceeds of the short sale earn interest, known as a short credit rebate, which floats with short-term interest rates. Unlike a long investor, a short seller can lose his or her total net worth, as the price of a stock can potentially rise infinitely.

     STOCK PICKING. Stock pickers invest across a broad range of equity securities on a global basis. Fundamental research plays an important role in identifying securities in countries which have the greatest potential for capital appreciation over the long-term.

TACTICAL TRADERS. INVESTMENT FUNDS WHOSE INVESTMENT PROGRAMS ARE CHARACTERIZED BY THIS STYLE TEND TO SPECULATE ON THE DIRECTION OF THE MARKET. SOME TACTICAL TRADING STRATEGIES INCLUDE MACRO TRADING, DISCRETIONARY MANAGEMENT, AND TREND FOLLOWING AND SYSTEMATIC TRADING.

     MACRO TRADING. Investment Funds employing this strategy aim to profit from changes in global economies, typically caused by shifts in government policy that affect interest rates, in turn affecting currency, stock and bond markets. These Investment Funds may participate in all major markets, financial instruments, currencies and commodities, though not always at the same time. Leverage and derivatives may be used to accentuate the impact of market moves. Hedging is used, but leveraged directional positions tend to make the largest impact on performance.

     DISCRETIONARY MANAGEMENT. Investment Funds employing this strategy often rely on a combination of fundamental and technical analysis. Some Investment Funds using this strategy focus on specific regions or industries, while others concentrate on more general factors such as macroeconomic conditions.

     TREND FOLLOWING AND SYSTEMATIC TRADING. This strategy involves using a computerized trading system to generate buy and sell signals in the direction of a defined trend, based on the assumption that a trend, once established, will tend to continue. Little or no personal judgment is involved in the investment process.

See "TYPES OF INVESTMENTS AND RELATED RISK FACTORS."

The Adviser's process for selecting Investment Funds for each Fund consists primarily of the following:

INVESTMENT FUND DISCOVERY. Since information about private investment funds generally is not advertised, the Adviser will obtain information about investment opportunities primarily through the J.P. Morgan global information network and other proprietary sources, including its clients, hedge fund managers and consultants and competitors. Additionally, the Adviser will seek to identify investment opportunities by researching public databases and investment publications.

INVESTMENT FUND AND INVESTMENT MANAGER EVALUATIONS. The Adviser will select Investment Funds based on, among other things, the suitability and performance potential of, and diversification benefits for the Fund associated with, the Investment Fund's investment strategy and style; the Investment Manager's reputation, experience and training; liquidity and other limitations arising from the governing agreement of the Investment Manager's Investment Fund; and the quality and stability of the Investment Manager's organization, including internal and external professional staff. The Adviser generally seeks Investment Funds whose Investment Managers have achieved, or the Adviser believes are likely to achieve, superior risk-adjusted returns and a level of volatility consistent with its risk/return profile during various time periods and market cycles. Where possible, the Adviser will seek to supplement its evaluation of Investment Managers through interviews with their existing and former clients, competitors and previous employees or colleagues, information from other business units at J.P. Morgan and interviews with the Investment Manager's administrators, prime brokers/custodians or auditors. In addition, the Adviser also will seek to draw upon J.P. Morgan's internal resources to better understand, assess and monitor the strategies used by Investment Managers. The Adviser believes that a thorough due diligence effort may minimize the investment risks of, and increase diversification for, the Fund.

THEME GENERATION. The Adviser will analyze current and anticipated market conditions and seek to identify those investment themes (across industries, geographical sectors and financial markets) which may contribute to the achievement of the Fund's investment objective.

PORTFOLIO MANAGEMENT. Using both qualitative and quantitative means, the Adviser will develop and maintain an asset allocation strategy for the Fund that it intends to implement through the Investment Funds. From time to time, the Adviser may reallocate a Fund's assets. The Adviser may maintain a Fund's allocation to an underperforming Investment Fund if the overall portfolio composition of the Fund or the current market conditions support such decision.

RISK MANAGEMENT AND INVESTMENT MONITORING. The Adviser will evaluate regularly each Investment Fund to determine whether its investment program is consistent with the Fund's investment objective and whether its investment performance is satisfactory. As part of this ongoing evaluation, the Adviser will review each Investment Manager's investment strategy in light of current and anticipated market conditions, determine whether any changes to an Investment Manager's investment strategy or organizational structure have occurred that would lead the Adviser to alter its asset allocation and assess the need to allocate Fund assets to new Investment Managers identified through its research efforts. The Adviser will seek to determine, monitor and rebalance the exposure of the Fund to risks of the financial markets and investment themes and strategies employed by the Investment Managers.

The Adviser may reallocate a Fund's assets among the Investment Funds and select additional Investment Funds, subject to the condition that selection of a new Investment Fund advised by a Subadviser requires approval of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities, unless the Fund receives an exemption from certain provisions of the 1940 Act.

To facilitate the efficient investment of a Fund's assets, a separate investment vehicle may be created for an Investment Manager in which the Investment Manager or one of its affiliates serves as general partner, managing member, sole director or investment adviser and the Fund is the sole limited partner or only other member or investor. The Adviser anticipates that more than a majority of each Fund's assets will be invested in Investment Funds not advised by Subadvisers. In any event, the Adviser will allocate no more than 40% of a Fund's assets to any Investment Fund that is advised by a Subadviser and will limit its investment in any Investment Fund that is not advised by a Subadviser to less than 5% of the Investment Fund's voting securities. However, to permit it to invest more of its assets in desirable Investment Funds, each Fund may purchase without limitation non-voting securities of Investment Funds that are not advised by a Subadviser or, as to these Investment Funds, contractually forego its right to vote on any matter that requires investor approval. The Adviser anticipates that each Fund will invest a substantial portion of its assets in non-voting securities of the Investment Funds. See "ADDITIONAL RISK FACTORS--Special Risks of Multi-Manager Structure."

Unregistered investment funds typically provide greater flexibility than traditional investment funds (e.g., registered investment companies) over the types of securities that may be owned, the types of trading strategies employed, and in some cases, the amount of leverage that can be used. The Adviser will select Investment Funds that may invest and trade in a wide range of instruments and markets, including, but not limited to, domestic and foreign equities and equity-related instruments, and fixed income and other debt-related instruments. Investment Funds will not be limited in the markets (either by location or type, such as large capitalization, small capitalization or non-U.S. markets) in which they invest or the investment discipline that they may employ.

Each Investment Fund may use various investment techniques for hedging and non-hedging purposes. For example, some or all of the Investment Funds may sell securities short and purchase and sell options and futures contracts and engage in other derivative transactions, subject to certain limitations described elsewhere in this Memorandum. The use of these techniques will be an integral part of their investment programs, and involves certain risks to each Fund. Some or all of the Investment Funds may use leverage, which also entails risk. See "TYPES OF INVESTMENTS AND RELATED RISK FACTORS."

Each Investment Fund may invest, for defensive purposes or otherwise, some or all of its assets in high quality fixed income securities and money market instruments, or may hold cash or cash equivalents in such amounts as its Investment Manager deems appropriate under the circumstances. Pending allocation of the offering proceeds, and thereafter, from time to time, each Fund also may invest in these instruments. See "TYPES OF INVESTMENTS AND RELATED RISK FACTORS--Money Market Instruments."

Additional information about the types of investments that are expected to be made by the Investment Funds, their investment practices and related risk factors is provided below. Except as otherwise indicated, each Fund's investment policies and restrictions are not fundamental and may be changed without a vote of Investors. See "TYPES OF INVESTMENTS AND RELATED RISK FACTORS--Investment Restrictions."

EACH FUND'S INVESTMENT PROGRAM IS SPECULATIVE AND ENTAILS SUBSTANTIAL RISKS. THERE CAN BE NO ASSURANCE THAT THE FUNDS' OR THE INVESTMENT FUNDS' INVESTMENT OBJECTIVES WILL BE ACHIEVED OR THAT THEIR INVESTMENT PROGRAMS WILL BE SUCCESSFUL. IN PARTICULAR, EACH INVESTMENT FUND'S USE OF LEVERAGE, SHORT SALES AND DERIVATIVE TRANSACTIONS, AND LIMITED DIVERSIFICATION, IN CERTAIN CIRCUMSTANCES, CAN RESULT IN OR CONTRIBUTE TO SIGNIFICANT LOSSES TO THE FUND. INVESTORS SHOULD CONSIDER THE FUND AS A SUPPLEMENT TO AN OVERALL INVESTMENT PROGRAM AND SHOULD INVEST ONLY IF THEY ARE WILLING TO UNDERTAKE THE RISKS INVOLVED. INVESTORS COULD LOSE SOME OR ALL OF THEIR INVESTMENT.

TYPES OF INVESTMENTS AND RELATED RISK FACTORS

GENERAL

All securities investments risk the loss of capital. The value of each Fund's total net assets should be expected to fluctuate. An Investment Fund's use of leverage is likely to cause the Fund's net assets to appreciate or depreciate at a greater rate than if leverage were not used.

For purposes of a Fund's investment restrictions and certain investment limitations under the 1940 Act, the Fund will look through the Investment Funds managed by the Subadvisers, if any, to their underlying securities.

EQUITY SECURITIES

An Investment Fund's investment portfolio may include long and short positions in common stocks, preferred stocks and convertible securities of U.S. and foreign issuers. Investment Managers also may invest in depositary receipts relating to foreign securities. See "--Foreign Securities" below. Equity securities fluctuate in value in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions.

The Investment Funds generally may invest in equity securities without restriction as to market capitalization, such as those issued by smaller capitalization companies, including micro cap companies. The prices of the securities of some of these smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies, because they typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects. The Investment Funds may purchase securities in all available securities trading markets, including initial public offerings and the aftermarket.

The Investment Funds' investments in equity securities may include securities that are listed on securities exchanges as well as unlisted securities that are traded over-the-counter. Equity securities of companies traded over-the-counter may not be traded in the volumes typically found on a national securities exchange. Consequently, an Investment Fund may be required to dispose of these securities over a longer (and potentially less favorable) period of time than is required to dispose of the securities of listed companies.

COMMON STOCKS. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits, if any, of the entity without preference over any other shareholder or claim of shareholders, after making required payments to holders of such entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

PREFERRED STOCKS. Preferred stock generally has a preference as to dividends and upon liquidation over an issuer's common stock, but ranks junior to debt securities in an issuer's capital structure. Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate, but unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Dividends on preferred stock may be cumulative, meaning that, if the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer's common stock until all unpaid preferred stock dividends have been paid. Preferred stock also may be subject to optional or mandatory redemption provisions.

CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, preferred stock or other securities that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics, in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by an Investment Fund is called for redemption, the Investment Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on a Fund's ability to achieve its investment objective.

FIXED-INCOME SECURITIES

The Investment Funds may invest in fixed-income securities of U.S. and foreign issuers. The Investment Funds typically will invest in these securities when their yield and potential for capital appreciation are considered sufficiently attractive and also may invest in these securities, as part of an arbitrage strategy, for defensive purposes and to maintain liquidity. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to the risk of price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness or financial condition of the issuer and general market liquidity (i.e., market risk).

The Investment Funds may invest in both investment grade and non-investment grade debt securities, commonly referred to as "junk bonds," including those of companies that are experiencing significant financial or business difficulties (so-called "distressed securities"). Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization ("NRSRO") in one of the four highest generic rating categories or, if not rated by any NRSRO, have been determined by the Investment Fund's Investment Manager to be of comparable quality. Non-investment grade debt securities are considered by the NRSRO to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Non-investment grade debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade debt securities to make principal and interest payments than is the case for higher grade debt securities. In addition, the market for lower grade debt securities may be thinner and less liquid than for higher grade debt securities.

An Investment Fund's investments in distressed securities involve substantial risks. Any one or all of the companies in which an Investment Fund may invest may be unsuccessful or not show any return for a considerable period of time. In any reorganization or liquidation proceeding relating to a portfolio company, the Investment Fund may lose its entire investment or may be required to accept cash or securities with a value less than the Investment Fund's original investment. Under these circumstances, the returns generated from the Investment Fund's investments may not compensate Investors adequately for the risks assumed.

FOREIGN SECURITIES

The Investment Funds may invest in equity and fixed-income securities of foreign issuers and in depositary receipts, such as American Depositary Receipts ("ADRs"), that represent indirect interests in securities of foreign issuers. Foreign securities in which an Investment Fund may invest may be listed on foreign securities exchanges or traded in foreign over-the-counter markets.

Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

Because evidences of ownership of such securities usually are held outside the United States, each Fund will be subject to additional risks which include possible adverse political and economic developments, seizure or nationalization of foreign deposits or adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.

Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

Developing countries have economic structures that are generally less diverse and mature, and political systems that are less stable, than those of developed countries. The markets of developing countries may be more volatile than the markets of more mature economies; however, these markets may provide higher rates of return to investors. Many developing countries providing investment opportunities for the Investment Funds have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries.

FOREIGN CURRENCY TRANSACTIONS

An Investment Fund may engage in foreign currency transactions for a variety of purposes, including to lock in a fixed amount in U.S. dollars, between trade and settlement date, the value of a security the Investment Fund has agreed to buy or sell, or to hedge the U.S. dollar value of cash the Investment Fund holds or securities the Investment Fund already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated. From time to time, each Fund may engage in foreign currency transactions to hedge the U.S. dollar value of its interest in an Investment Fund valued in a foreign currency or of foreign currency or securities it may receive in connection with a redemption from an Investment Fund.

Foreign currency transactions may involve, for example, the Investment Fund's purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies, which would involve the Investment Fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Investment Fund contracted to receive in the exchange. The Investment Fund's success in these transactions will depend principally on its Investment Manager's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar. In addition, the currency markets are affected by government regulation of or intervention in them. This regulation or intervention could adversely affect an Investment Fund's performance.

Foreign currency transactions may be effected in the spot, forward or futures markets.

MONEY MARKET INSTRUMENTS

An Investment Fund may invest, for defensive purposes or otherwise, some or all of its assets in high quality fixed-income securities, money market instruments, and money market mutual funds, or hold cash or cash equivalents in such amounts as its Investment Manager deems appropriate under the circumstances. Pending allocation of the offering proceeds and thereafter, from time to time, each Fund also may invest in these instruments. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. Government securities, commercial paper, certificates of deposit and bankers' acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

NON-DIVERSIFIED STATUS

The classification of each Fund as a "non-diversified" investment company means that the percentage of the Fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. A "diversified" investment company is required by the 1940 Act generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer. Since a relatively high percentage of a Fund's assets may be invested in the securities of a limited number of Investment Funds, some of which may be investing in issuers within the same industry, the Fund's portfolio may be more sensitive to changes in the market value of a single issuer and to events affecting a particular industry or market segment.

LEVERAGE

Some or all of the Investment Funds may borrow money from brokers and banks for investment purposes. Borrowing for investment purposes, which is known as "leverage," is a speculative investment technique and involves certain risks.

Although leverage will increase investment return if an Investment Fund earns a greater return on the investments purchased with borrowed funds than it pays for the use of such funds, using leverage will decrease investment return if the Investment Fund fails to earn as much on such investments as it pays for the use of such funds. Using leverage, therefore, will magnify the volatility of the value of the Investment Fund's investment portfolio. If the Investment Fund's equity or debt instruments decline in value, the Investment Fund could be required to deposit additional collateral with the lender or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a sudden, precipitous drop in an Investment Fund's assets, whether resulting from changes in market value or from redemptions, the Investment Fund might not be able to liquidate assets quickly enough to pay off its borrowing. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by return on the securities purchased. The Investment Fund also may be required to maintain minimum average balances in connection with its borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

The 1940 Act limits the amount an investment company can borrow by imposing an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness (the "Asset Coverage Requirement"). This means that the value of an investment company's total indebtedness may not exceed one-third the value of its total assets, including such indebtedness, measured at the time the investment company incurs the indebtedness. These limits only apply to the Investment Funds that are managed by Subadvisers and, therefore, the Fund's portfolio may be highly leveraged and the volatility of the price of its interests may be great.

To obtain "leveraged" market exposure in certain investments and to increase overall return, an Investment Fund may purchase options and other instruments that do not constitute "indebtedness" for purposes of the Asset Coverage Requirement. These instruments nevertheless may involve significant economic leverage and therefore, in some cases, may involve significant risks of loss.

Each Fund may borrow money for temporary or emergency purposes or in connection with repurchases of, or tenders for, the Fund's interests, which may result in greater fluctuation in the Fund's net asset value until the borrowing is repaid.

PURCHASING INITIAL PUBLIC OFFERINGS

Some or all of the Investment Funds may purchase securities of companies in initial public offerings or shortly thereafter. Special risks associated with these securities may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the company, and limited operating history. These factors may contribute to substantial price volatility for the shares of these companies and, thus, for a Fund's interests. The limited number of shares available for trading in some initial public offerings may make it more difficult for an Investment Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing market prices. In addition, some companies in initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of achieving them.

SHORT SALES

Some or all of the Investment Funds may attempt to limit exposure to a possible market decline in the value of their portfolio securities through short sales of securities that their Investment Managers believe possess volatility characteristics similar to those being hedged. In addition, Investment Funds may use short sales for non-hedging purposes to profit from anticipated declines in prices of securities which in the view of their Investment Funds are overvalued or are likely to be adversely affected by particular trends or events relating to the issuer of those securities, the sector in which the issuer is engaged or the general markets or economy. To effect a short sale, an Investment Fund will borrow a security from a brokerage firm, or other permissible financial intermediary, to make delivery to the buyer. The Investment Fund then is obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Investment Fund, which would result in a loss or gain, respectively. These techniques are speculative and, in certain circumstances, can substantially increase the impact of adverse price movements on an Investment Fund's portfolio. A short sale of a security involves the theoretical risk of an unlimited increase in the market price of the security which could result in an inability to cover the short position and thus a theoretically unlimited loss. There can be no assurance that securities necessary to cover the short position will be available for purchase.

REVERSE REPURCHASE AGREEMENTS

Reverse repurchase agreements involve a sale of a security to a bank or securities dealer and the Investment Fund's simultaneous agreement to repurchase the security for a fixed price, reflecting a market rate of interest, on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to an Investment Fund. Reverse repurchase agreements are a form of leverage which also may increase the volatility of an Investment Fund's portfolio.

SPECIAL INVESTMENT TECHNIQUES

Some or all of the Investment Funds may use a variety of special investment techniques to hedge against various risks or other factors that generally affect the values of securities and for non-hedging purposes. These techniques may involve the use of derivative transactions. The techniques the Investment Managers may employ for their Investment Funds may change over time as new instruments and techniques are introduced or as a result of regulatory developments. Certain of these special investment techniques may be speculative and involve a high degree of risk, particularly when used for non-hedging purposes.

DERIVATIVES. Some or all of the Investment Funds may invest in, or enter into, derivatives ("Derivatives"). These are financial instruments which derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit an Investment Fund to increase or decrease the level of risk, or change the character of the risk, to which it is exposed.

Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on a Fund's performance.

If an Investment Fund invests in Derivatives at inopportune times or its Investment Manager judges market conditions incorrectly, such investments may lower the relevant Fund's return or result in a loss. A Fund also could experience losses if the Investment Fund's Derivatives were poorly correlated with its other investments, or if the Investment Fund were unable to liquidate its position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.

OPTIONS AND FUTURES. The Investment Funds may invest in options and futures contracts. The Investment Funds also may invest in so-called "synthetic" options or other derivative instruments written by broker-dealers or other permissible financial intermediaries. Options transactions may be effected on securities exchanges or in the over-the-counter market. When options are purchased over-the-counter, a Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such options may also be illiquid and, in such cases, an Investment Fund may have difficulty closing out its position. Over-the-counter options purchased and sold by the Investment Fund also may include options on baskets of specific securities.

The Investment Funds may purchase call and sell put options in respect of specific securities, and may write and sell covered or uncovered call and put options. A covered call option, which is a call option with respect to which an Investment Fund owns the underlying security, that is sold by the Investment Fund exposes the Investment Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option, which is a put option with respect to which an Investment Fund has segregated cash or liquid securities to fulfill the obligation undertaken, that is sold by the Investment Fund exposes the Investment Fund during the term of the option to a decline in price of the underlying security while depriving the Investment Fund of the opportunity to invest the segregated assets.

The Investment Funds may purchase and sell call and put options on stock indexes, such as the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500") and Standard & Poor's 100 Index, listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and to pursue its investment objective. A stock index fluctuates with changes in the market values of the stocks that comprise the index. Accordingly, successful use by the Investment Fund of options on stock indexes will be subject to its Investment Manager's ability to predict correctly movements in the direction of the stock market generally or segments thereof and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the option. This requires different skills and techniques than forecasting changes in the price of individual stocks.

An Investment Fund may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on such security. The Investment Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Investment Fund would ordinarily make a similar "closing sale transaction," which involves liquidating the Investment Fund's position by selling the option previously purchased, although the Investment Fund would be entitled to exercise the option should it deem it advantageous to do so.

The Investment Funds may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits an Investment Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or a Fund could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission.

Engaging in these transactions involves risk of loss to a Fund which could adversely affect the value of the Fund's net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

Successful use of futures by an Investment Fund also is subject to its Investment Manager's ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

Pursuant to regulations and/or published positions of the Securities and Exchange Commission ("SEC"), a Subadviser may be required to segregate permissible liquid assets in connection with its commodities transactions in an amount generally equal to the value of the underlying commodity. The segregation of such assets will have the effect of limiting the Subadviser's ability otherwise to invest those assets.

Some or all of the Investment Funds may purchase and sell stock index futures contracts. A stock index future obligates an Investment Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day.

Some or all of the Investment Funds may purchase and sell interest rate futures contracts. An interest rate future obligates an Investment Fund to purchase or sell an amount of a specific debt security at a future date at a specific price.

Some or all of the Investment Funds may purchase and sell currency futures. A currency future obligates an Investment Fund to purchase or sell an amount of a specific currency at a future date at a specific price.

WARRANTS. Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities or commodities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

SWAP AGREEMENTS. Some or all of the Investment Funds may enter into equity, total return, interest rate, index and currency rate swap agreements on behalf of the Investment Funds. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if the Investment Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index.

The Investment Funds may purchase cash-settled options on swaps. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

Most swap agreements entered into by an Investment Fund would calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Investment Fund's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The risk of loss with respect to swaps is limited to the net amount of interest payments that the Investment Fund is contractually obligated to make. If the other party to a swap defaults, the Investment Fund's risk of loss consists of the net amount of payments that the Investment Fund contractually is entitled to receive.

To achieve investment returns equivalent to those achieved by an investment adviser in whose investment vehicles a Fund could not invest directly, perhaps because of its investment minimum or its unavailability for direct investment, the Fund may enter into swap agreements under which the Fund may agree, on a net basis, to pay a return based on a floating interest rate, such as LIBOR, and to receive the total return of the reference investment vehicle over a stated time period. The Fund may seek to achieve the same investment result through the use of other derivatives in similar circumstances.

LENDING PORTFOLIO SECURITIES

Some or all of the Investment Funds may lend securities from their portfolios to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Investment Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords the Investment Fund an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities by a Subadviser may not exceed 33-1/3% of the value of a Fund's total assets, and, in respect of such transactions, the Fund will receive collateral consisting of cash, U.S. Government Securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Fund might experience risk of loss if the institution with which the Investment Fund has engaged in a portfolio loan transaction breaches its agreement with the Investment Fund.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT SECURITIES

To reduce the risk of changes in interest rates and securities prices, some or all of the Investment Funds may purchase securities on a forward commitment or when-issued or delayed delivery basis, which means delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable with respect to such purchase are fixed when an Investment Fund enters into the commitment, but the Investment Fund does not make payment until it receives delivery from the counterparty.

Securities purchased on a forward commitment or when-issued or delayed delivery basis are subject to changes in value, generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise, based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities so purchased may expose a Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued or delayed delivery basis when an Investment Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's net assets. In addition, there is a risk that securities purchased on a when-issued or delayed delivery basis may not be delivered and that the purchaser of securities sold by the Investment Fund on a forward basis will not honor its purchase obligation. In such cases, the Fund may incur a loss.

RESTRICTED AND ILLIQUID INVESTMENTS

Although each Investment Fund will invest primarily in publicly traded securities, the Fund and each Investment Fund may invest without limitation in restricted securities and other investments which are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the 1933 Act, or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration under the 1933 Act.

Where registration is required to sell a security, an Investment Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Investment Fund may be permitted to sell a security under an effective registration statement. If during such a period adverse market conditions were to develop, the Investment Fund might obtain a less favorable price than the prevailing price when it decided to sell. Restricted securities for which no market exists and other illiquid investments are valued at fair value as determined in accordance with procedures approved and periodically reviewed by the Directors. Investment Funds may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which they purchased such securities.

In addition, each Fund's interests in the Investment Funds are themselves illiquid and subject to substantial restrictions on transfer. The Fund may liquidate an interest and withdraw from an unregistered Investment Fund pursuant to limited withdrawal rights. The illiquidity of these interests may adversely affect the Fund were it to have to sell interests at an inopportune time.

INVESTMENT RESTRICTIONS

Each Fund has adopted the following investment restrictions as fundamental policies, which cannot be changed without approval by holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities. Neither Fund may:

     o    Issue senior securities, except to the extent permitted by the 1940
          Act.

     o Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the 1933 Act in connection with the disposition of its portfolio securities.

     o Make loans, except through purchasing fixed-income securities, lending portfolio securities or entering into repurchase agreements in a manner consistent with the Fund's investment policies or as otherwise permitted under the 1940 Act.

     o Purchase, hold or deal in real estate, except that the Subadvisers may invest in real estate and securities that are secured by real estate, or securities issued by companies that invest or deal in real estate or real estate investment trusts.

     o Invest in commodities or commodity contracts, except that the Subadvisers may purchase and sell foreign currency, options, futures and forward contracts, including those related to indexes, and options on indexes.

     o Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, except that U.S. Government Securities may be purchased without limitation. For purposes of this Investment Restriction, the Investment Funds are not considered part of an industry.

Under the 1940 Act, the vote of a majority of the outstanding voting securities of an investment company, such as a Fund, means the vote, at the annual or a special meeting of the security holders of such company duly called, (A) of 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of such company are present or represented by proxy; or (B) of more than 50% of the outstanding voting securities of such company, whichever is less.

With respect to these investment restrictions, and other policies described in this Memorandum, a Fund will look through only its Investment Funds managed by Subadvisers. If a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund's total assets, unless otherwise stated, will not constitute a violation of such restriction or policy.

Each Fund's investment objective is fundamental and may not be changed without the vote of a majority (as defined by the 1940 Act) of the Fund's outstanding voting securities.

ADDITIONAL RISK FACTORS

ASSET-BASED FEES AND INCENTIVE-BASED ALLOCATIONS

Each Investment Fund generally will charge its Investment Fund an asset-based fee and some or all of the Investment Managers will receive incentive-based allocations. The asset-based fees of the Investment Funds are expected to range from 1% to 2% of the value of the relevant Investment Fund and the incentive-based allocations of the Investment Managers are expected to range from 10% to 25% of net profits of the relevant Investment Fund.

The incentive-based allocation that will be received by an Investment Manager may create an incentive for the Investment Manager to make investments that are riskier or more speculative than those that might have been made in the absence of the incentive-based allocation. In addition, because the incentive-based allocation is calculated on a basis that includes realized and unrealized appreciation of an Investment Fund's assets, the allocation may be greater than if it were based solely on realized gains. See "CAPITAL ACCOUNTS AND ALLOCATIONS--Incentive Allocation."

In addition, the Adviser will charge each Fund an asset-based fee and will receive an incentive-based allocation, which gives rise to similar risks. See "FEES AND EXPENSES" and "CAPITAL ACCOUNTS AND ALLOCATIONS--Incentive Allocation."

TAX RISKS

Counsel to each Fund has rendered an opinion that the Fund will be treated as a partnership and not as an association taxable as a corporation for Federal income tax purposes. Counsel to each Fund has rendered its opinion that, under a "facts and circumstances" test set forth in regulations adopted by the U.S. Treasury Department, the Fund will not be treated as a "publicly traded partnership" taxable as a corporation. If it were determined that the Fund should be treated as an association or publicly traded partnership taxable as a corporation, as a result of a successful challenge to the opinions rendered by counsel to the Fund or otherwise, the taxable income of the Fund would be subject to corporate income tax and distributions of profits from the Fund would be treated as dividends. See "TAX ASPECTS--Tax Treatment of Fund Operations-- Classification of the Funds."

LACK OF OPERATING HISTORY

Each Fund is a newly formed entity and has no operating history upon which investors can evaluate the performance of the Fund. The Adviser, however, has experience in managing private investment funds and separately managed client accounts that have investment programs that are substantially similar to the respective Fund's expected investment program. See "APPENDIX B--PERFORMANCE INFORMATION."

LIQUIDITY RISKS

Interests in a Fund will not be traded on any securities exchange or other market and are subject to substantial restrictions on transfer. Although each Fund may offer to repurchase Investor interests from time to time, an Investor may not be able to liquidate its interest in the Fund for up to two years. The Adviser expects that generally, beginning in 2001, it will recommend to the Fund's Board that the Fund offer to repurchase interests from Investors once each year, near December 31st. See "REDEMPTIONS, REPURCHASES OF INTERESTS AND TRANSFERS."

DISTRIBUTIONS TO INVESTORS AND PAYMENT OF TAX LIABILITY

Each Fund does not intend to make periodic distributions of its net income or gains, if any, to Investors. Whether or not distributions are made, Investors will be required each year to pay applicable Federal and state income taxes on their respective shares of the Fund's taxable income, and will have to pay such applicable taxes from sources other than Fund distributions. The amount and times of any distributions will be determined in the sole discretion of the Fund's Board.

SPECIAL RISKS OF THE FUNDS' STRUCTURE

The Investment Funds will not be registered as investment companies under the 1940 Act and, therefore, neither Fund will be able to avail itself of the protections of the 1940 Act with respect to the Investment Funds. Although the Adviser will seek to receive detailed information from each Investment Manager regarding its or its Investment Fund's historical performance and investment strategy, in most cases the Adviser has little or no means of independently verifying this information. An Investment Fund may use proprietary investment strategies that are not fully disclosed to the Adviser, which may involve risks under some market conditions that are not anticipated by the Adviser.

An Investor who met the conditions imposed by the Investment Funds could invest directly with the Investment Funds. These conditions include investment minimums that may be considerably higher than the Fund's minimum investment. By investing in the Investment Funds indirectly through a Fund, the Investor bears two layers of asset-based fees and incentive-based allocations--one at the Fund level and one at the Investment Fund level. In addition, the Investor bears a proportionate share of the fees and expenses of the Fund (including operating costs, distribution expenses and administrative fees) and, indirectly, similar expenses of the Investment Funds. In its determination of whether an investment in the Investment Fund would be consistent with a Fund's investment objective, the Adviser will consider the aggregate fees to which the Fund may be subject.

Each Investment Manager will receive any incentive-based allocations to which it is entitled irrespective of the performance of the other Investment Managers and the relevant Fund generally. Accordingly, an Investment Manager with positive performance may receive compensation from a Fund, and thus indirectly from Investors, even if the Fund's returns are negative. Investment decisions of the Investment Funds are made by the Investment Managers entirely independently of each other. As a result, at any particular time, one Investment Fund may be purchasing shares of an issuer whose shares are being sold by another Investment Fund. Consequently, a Fund could incur indirectly certain transaction costs without accomplishing any net investment result. A number of Investment Funds may take substantial positions in the same security, financial instrument or market sector at the same time. This inadvertent concentration could cause the Fund to experience greater volatility or sustain larger losses.

To the extent a Fund holds non-voting securities of, or contractually foregoes the right to vote in respect of, an Investment Fund, the Fund will not be able to vote on matters that require the approval of the investors in the Investment Fund, including a matter that could adversely affect the Fund's investment in it.

Some Investment Funds in which a Fund may invest may be newly organized and therefore may have no, or only limited operating histories (although the Adviser generally will select Investment Funds or Investment Managers which have had some operating or trading history). In addition, Investment Managers will have varying levels of experience and may operate in teams which are small relative to the assets under their management. The Investment Managers also may employ proprietary trading methods, policies and strategies which may deviate from the Adviser's expectations based on its research and evaluations. Of course, past performance achieved by such Investment Managers and Investment Funds is not necessary indicative of future results. Therefore, the results of any Investment Fund may differ from those of other investment vehicles or accounts operated by the Investment Manager and from results the Adviser anticipated.

Since a Fund may make additional investments in the Investment Funds only at certain times pursuant to limitations set forth in the governing agreements of the Investment Funds, the Fund from time to time may have to invest some of its assets temporarily in money market securities.

Each Investment Fund is permitted to redeem its securities in-kind. Thus, upon a Fund's withdrawal of all or a portion of its interest in an Investment Fund, the Fund may receive securities that are illiquid or difficult to value. In such circumstances, the Adviser would seek to dispose of these securities in a manner that it believes to be in the best interests of the Fund. Each Fund may be subject to compulsory cash redemption or in-kind redemptions by one or more Investment Funds. In such circumstances, the Fund may receive cash, securities and/or limited partnership or limited liability company interests that are illiquid or difficult to value at an inopportune time.

If financial reports used by any Investment Fund to determine its net asset value are incomplete, inaccurate or if the net asset value does not adequately reflect the value of the Investment Fund's holdings, the net asset value of a Fund may be inaccurate. Although the Adviser intends to select Investment Funds that use reputable administrators and accountants, neither Fund will have control over the choice of custodians, brokers or counterparties made by these Investment Funds nor on the valuation methods and accounting rules which they may use. Each Fund's ability to correctly assess the value of its Investment Funds will be dependent upon the information available with respect to them and their investment operations.

An Investment Fund may have to suspend temporarily the determination of its net asset value. In such event, a Fund may be unable to redeem or otherwise dispose of its interests in such Investment Fund when it otherwise would be advantageous to do so. In such event, the Fund's ability to calculate its net asset value accurately also might be adversely affected.

Like an investment in each Fund, investments in the Investment Funds may be illiquid. The governing instruments of many Investment Funds will have provisions similar to those of each Fund restricting both the transferability of an investor's interest and the ability of an investor to withdraw its investment in certain circumstances.

For each Fund to complete its tax reporting requirements, it must receive information on a timely basis from the Investment Funds. An Investment Fund's delay in providing this information will delay the Fund's preparation of tax information to investors, which is likely to cause investors to need to seek extensions on the time to file their tax returns.

A noncorporate investor's share of each Fund's investment expenses (including the asset-based fees and incentive-based amounts, if any, at the Fund and Investment Fund levels) may be subject to certain limitations on deductibility for regular Federal income tax purposes and may be completely disallowed for purposes of determining the noncorporate investor's alternative minimum tax liability.

Each Fund may be required to indemnify certain of its Investment Funds and their Investment Managers from any liability, damage, cost or expense arising out of, among other things, certain acts or omissions relating to the offer or sale of the Fund's interests.

PERFORMANCE INFORMATION

Appendix B contains performance information for two offshore funds of funds advised by the Adviser with investment programs that are similar to the Funds' expected investment programs. The future performance of the offshore funds may vary from the future performance of the Funds. See "CONFLICTS OF INTEREST--Participation in Investment Opportunities." PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

THE DIRECTORS

Each Fund's Board has overall responsibility to manage and control the business affairs of the relevant Fund, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund's business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation. The Directors are managers of the Fund for purposes of Delaware's Limited Liability Company Act.

The Directors are not required to contribute to the capital of a Fund or hold interests in a Fund. A majority of each Fund's Directors are not "interested persons" (as defined in the 1940 Act) of the Fund (collectively, the "Independent Directors") and perform the same functions for the Fund as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation.

The identity of each Fund's Directors and brief biographical information regarding each Director is set forth below.


NAME, ADDRESS AND AGE                            PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
---------------------                            ----------------------------------------------

John N. Bell                                     Retired; Assistant Treasurer, Consolidated Edison
462 Lenox Avenue                                 Company of New York, Inc. (since prior to 1993).  Mr.
South Orange, New Jersey  07079                  Bell also is a director or trustee of _____ other
Age 68                                           investment companies for which J.P. Morgan or its
                                                 affiliates serves as investment adviser.

John R. Rettberg                                 Retired; Corporate Vice President and Treasurer,
1770 West Balboa Boulevard                       Northrop Grumman Corporation ("Northrop") (prior to
Newport Beach, California  92663                 January 1995);  Consultant, Northrop (since January
Age 62                                           1995); Director, Independent Colleges of Southern
                                                 California (prior to 1994); Director, Junior
                                                 Achievement (prior to 1993); Director, Pepperdine
                                                 University (since March 1997); Director Vari-Lite
                                                 International Corporation (since April 1996); Mr.
                                                 Rettberg also is a director or trustee of _____
                                                 other investment companies for which J.P. Morgan or
                                                 its affiliates serves as investment adviser.

John F. Ruffle                                   Retired; Director and Vice Chairman, J.P. Morgan
1156 Ocean Forest Lane                           (prior to June 1993); Trustee, The Johns Hopkins
Seabrook Island,                                 University (since prior to 1992); Director, Bethlehem
South Carolina  29455                            Steel Corporation (since prior to 1990); Director,
Age 63                                           Wackenhut Corrections Corp. (since January 1997);
                                                 Director, Wackenhut Corporation (since April 1998);
                                                 Director, Trident Corp. (since November 1993);
                                                 Director, American Shared Hospital Services (since
                                                 May 1995). Mr. Ruffle also is a director or trustee
                                                 of _____ other investment companies for which J.P.
                                                 Morgan or its affiliates serves as investment
                                                 adviser.

Kenneth Whipple, Jr.                             Retired; Executive Vice President, Ford Motor
555 Hupp Cross Road                              Company, President, Ford Financial Services Group,
Bloomfield Hills, Michigan 48301                 and Chairman, Ford Motor Credit Company; Director
Age 65                                           and President, Ford Holdings, Inc. (since prior to 1992);
                                                 Director, CMS Energy Corporation and Consumers
                                                 Energy Company (since January 1993); Chairman and
                                                 Director, WTVS-TV (since prior to 1992); Director,
                                                 Galileo International (since October 1997);
                                                 Director, Associates First Capital Corp. (since
                                                 January 1999). Mr. Whipple also is a director or
                                                 trustee of _____ other investment companies for
                                                 which J.P. Morgan or its affiliates serves as
                                                 investment adviser.


As to each Fund, the Directors serve on the Fund's Board for terms of indefinite duration. A Director's position in that capacity will terminate if such Director is removed, resigns or is subject to various disabling events such as death or incapacity. A Director may resign upon 90 days' prior written notice to the other Directors, subject to waiver of notice, and may be removed either by vote of two-thirds of the Directors not subject to the removal vote or vote of the Investors holding not less than two-thirds of the total number of votes eligible to be cast by all Investors. In the event of any vacancy in the position of a Director, the remaining Directors may appoint an individual to serve as a Director, so long as immediately after such appointment at least two-thirds of the Directors then serving would have been elected by the Investors. The Directors may call a meeting of Investors to fill any vacancy in the position of a Director, and must do so within 60 days after any date on which Directors who were elected by the Investors cease to constitute a majority of the Directors then serving. If no Director remains to manage the business of the Fund, the Adviser may manage and control the Fund, but must convene a meeting of Investors within 60 days for the purpose of either electing new Directors or dissolving the Fund.

As to each Fund, the Independent Directors are each paid an annual retainer of $_____ and per meeting fees of $___, or $___ in the case of telephonic meetings, by the Fund. The other Directors receive no annual or other fees from the Fund. All Directors are reimbursed by the Fund for their reasonable out-of-pocket expenses. It is estimated that the aggregate annual compensation paid by the Fund to each Director will be $_____ during the coming year, and that, together with compensation paid to them by other registered investment companies advised by affiliates of the Adviser, Messrs. Bell, Rettberg, Ruffle and Whipple will receive aggregate annual compensation from all such companies of approximately $_______, $_______, $_______ and $______, respectively, for such year. The
Directors do not receive any pension or retirement benefits from the Fund.

THE ADVISER

The Adviser serves as each Fund's investment adviser, subject to the ultimate supervision of and subject to any policies established by the Fund's Directors, pursuant to the terms of investment advisory agreements entered into between the respective Funds and the Adviser dated as of March 21, 2000 (each, an "Investment Advisory Agreement"). The Adviser will initially allocate each Fund's assets and, thereafter, will evaluate regularly each Investment Fund to determine whether its investment program is consistent with the Fund's investment objective and whether its investment performance is satisfactory. The Adviser may reallocate a Fund's assets among Investment Funds, eliminate Investment Funds from the Fund's investment portfolio and select additional Investment Funds, subject to the condition that selection of a new Investment Fund advised by a Subadviser requires approval of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities, unless the Fund receives an exemption from certain provisions of the 1940 Act. The Adviser, which was formed as a Delaware corporation on February 7, 1984, is a wholly-owned subsidiary of J.P. Morgan and is registered as an investment adviser under the Advisers Act. The Adviser is registered under the CEA as a Commodity Pool Operator and in such capacity is a member of the National Futures Association. The Adviser and its affiliates provide investment advisory services to individuals, governments, corporations, employee benefit plans, mutual funds and other institutional investors with combined assets under management of approximately $348 billion as of December 31, 1999.

The offices of the Adviser are located at 522 Fifth Avenue, New York, New York 10036, and its telephone number is (___) ___-____. The Adviser or its designee maintains each Fund's accounts, books and other documents required to be maintained under the 1940 Act and CEA at 522 Fifth Avenue, New York, New York 10036 or at such other place as designated by the Adviser.

Investment decisions for each Fund are made by a team of the Adviser's portfolio managers, and no person is primarily responsible for making recommendations to the team.

Pursuant to the Investment Advisory Agreement of each Fund, the Adviser is responsible, subject to the supervision of the Directors, for formulating a continuing investment program for the Fund. The Adviser will make all decisions regarding the Fund's purchases and withdrawals of interests in Investment Funds and advise the Directors regarding the selection of Subadvisers. The Investment Advisory Agreement of each Fund was approved by the Fund's full Board and by the Directors who are not "interested persons" (as defined by the 1940 Act), of the Fund or the Adviser at a meeting held in person on March 21, 2000, and also was approved on such date by the Fund's Organizational Member, as defined in the LLC Agreement. The Investment Advisory Agreement of each Fund is terminable without penalty, on 60 days' prior written notice by the Fund's Board, by vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund; or by the Adviser. The initial term of the Investment Advisory Agreement of each Fund expires on March 21, 2002. However, the Investment Advisory Agreement may be continued in effect from year to year thereafter if its continuance is approved annually by either the Fund's Board or the vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Fund, provided that, in either event, the continuance also is approved by a majority of the Directors who are not "interested persons" of the Fund or the Adviser by vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement of each Fund also provides that it will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

The Investment Advisory Agreement of each Fund provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund, the Adviser and any director, officer or employee thereof, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable to the Fund for any error of judgment, for any mistake of law or for any act or omission by such person in connection with the performance of services to the Fund. The Investment Advisory Agreement of each Fund also provides for indemnification, to the fullest extent permitted by law, by the Fund of the Adviser, or any director, officer or employee thereof, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which such person may be liable which arises in connection with the performance of services to the Fund, provided that the liability or expense is not incurred by reason of the person's willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund.

The Investment Advisory Agreement of each Fund provides that in consideration of the services provided by the Adviser, the Adviser shall be entitled to be the Special Advisory Member of the Fund. In such capacity, the Adviser is entitled to receive the Incentive Allocation.

VOTING

Each Investor will have the right to cast a number of votes on a Fund matter based on the value of such Investor's respective capital account in the Fund at any meeting of Investors called by the Fund's Directors or Investors holding at least a majority of the total number of votes eligible to be cast by all Investors in the Fund. Investors will be entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would be entitled to vote, including selection of Directors and approval of the Fund's auditors. The Fund does not expect to hold annual or other regularly schedule meetings of Investors. Except for the exercise of their voting privileges, Investors will not be entitled to participate in the management or control of the Fund's business, and may not act for or bind the Fund. The interest of the Special Advisory Member is non-voting.

CONFLICTS OF INTEREST

THE ADVISER

The Adviser and its affiliates manage the assets of registered investment companies, private investment funds and individual accounts (collectively, "JPM Clients"). The Funds have no interest in these activities. In addition, the Adviser, its affiliates, and any of their respective officers, directors, partners, members or employees, may invest for their own accounts in various investment opportunities, including in investment partnerships, private investment companies or other investment vehicles in which the Funds will have no interest.

The Adviser or its affiliates may determine that an investment opportunity in a particular investment vehicle is appropriate for a particular JPM Client or for itself or its officers, directors, partners, members or employees, but not for the Funds. Situations may arise in which the Adviser, its affiliates or JPM Clients have made investments which would have been suitable for investment by a Fund but, for various reasons, were not pursued by, or available to, the Fund. The investment activities of the Adviser, its affiliates and any of their respective officers, directors, partners, members or employees may disadvantage a Fund in certain situations, if, among other reasons, the investment activities limit the Fund's ability to invest in an investment vehicle.

The officers or employees of the Adviser will be engaged in substantial activities other than on behalf of the Funds and may have conflicts of interest in allocating their time and activity between the Funds and other JPM Clients. The Adviser and its officers and employees will devote so much of their time to the affairs of each Fund as in their judgment is necessary and appropriate.

J.P. Morgan and its affiliates have, and continue to seek and develop, banking, brokerage, trading and other financial and advisory relationships with numerous clients and issuers (including Investment Funds and their Investment Managers). J.P. Morgan and its affiliates also advise and represent potential buyers and sellers of securities of such issuers worldwide. A Fund may be interested in purchasing or selling, directly or indirectly, the securities of issuers with which J.P. Morgan or an affiliate has a client relationship. While the Adviser does not believe that the existence of these relationships will necessarily preclude a purchase or sale of such issuers' securities by a Fund (or by an Investment Fund), it is possible that the ability of the Fund to engage in certain transactions may be restricted by legal requirements applicable to J.P. Morgan.

In providing services to its various clients, some of which may be competitors to issuers in which a Fund has invested, directly or indirectly, J.P. Morgan and its affiliates may recommend activities that would compete with or otherwise adversely affect these issuers or the value of the securities held by one or more Investment Funds. While J.P. Morgan and its affiliates will consider the implications of identified actual or potential conflicts arising from these relationships, it should be recognized that such relationships may preclude a Fund from engaging in certain transactions and may constrain the Fund's investment flexibility.

As part of its regular business activities, J.P. Morgan or any of its affiliates may be retained to provide advice, financing, brokerage, trading or other financial services to, and will expect to receive customary compensation from, an issuer (including any Investment Fund) in which a Fund has invested, directly or indirectly. If J.P. Morgan or one of its affiliates is so retained, the terms of such retainer will not be subject to notice to or approval by the Fund. Such compensation could include financial, advisory, underwriting, placement, financing, commitment or brokerage fees and will not be shared with the Funds. Certain affiliates of J.P. Morgan also may trade financial derivative instruments (such as forward currency contracts or equity derivatives) with some of the Investment Funds in which a Fund may invest when permitted by applicable law. (All Investment Funds and other accounts managed by the Investment Managers or their affiliates, excluding the Funds, are referred to collectively as the "Investment Manager Accounts.") These J.P. Morgan affiliates also may issue, trade in or underwrite financial instruments or securities whose return or value derives from or is linked to the value of the interests of a Fund or any Investment Fund. The Adviser will not have access to confidential, non-public trading, financial or business information which may be provided by issuers and Investment Funds to other affiliates of J.P. Morgan, but may, when permitted by applicable law, share due diligence information and research with these affiliates. When J.P. Morgan or its affiliate provides or arranges financing to, or has unsettled receivables from, a borrower in which an Investment Fund has invested, J.P. Morgan or its affiliate may have, and in the event of the borrower's default or insolvency, will have, interests substantially divergent from those, of the Investment Fund. Similarly, under certain circumstances, the Investment Funds may invest in connection with a transaction in which J.P. Morgan or an affiliate has already invested or is expected to participate and the Fund and J.P. Morgan or its affiliate may have conflicting interests.

JPM Securities acts as the placement agent for each Fund, without special compensation from the Fund, and will bear its own costs associated with its activities as placement agent. JPM Securities from time to time may engage, at no cost to the Funds, sub-placement agents. The Adviser and JPM Securities may compensate JPM Securities' or its affiliates' financial advisors, as well as third-party securities dealers and other industry professionals, for their ongoing servicing of clients with whom they have placed interests in a Fund and such compensation will be based upon a formula that takes into account the amount of client assets being serviced as well as the investment results attributable to the clients' assets in the Fund. Additionally, these entities, at their discretion, may charge Investors sales commissions of up to 3% of the purchase price of Fund interests being purchased. See "FEES AND EXPENSES" and "CAPITAL ACCOUNTS AND ALLOCATIONS--Incentive Allocation."

PERTAINING TO SUBADVISERS

To the extent Subadvisers are engaged to manage a Fund's assets, the following potential conflicts of interest may be relevant:

PARTICIPATION IN INVESTMENT OPPORTUNITIES. The Adviser anticipates that each Subadviser will employ an investment program for its Investment Fund that is substantially similar to the investment program that will be employed by the Subadviser for certain of its Investment Manager Accounts. Accordingly, as a general matter, the Subadviser will be expected to consider participation by the Fund in all appropriate investment opportunities that are under consideration for investment by the Subadviser for its Investment Manager Accounts. There may be, however, circumstances under which a Subadviser will cause its Investment Manager Accounts to commit a larger percentage of their respective assets to an investment opportunity than to which the Subadviser will commit the Fund's assets. There also may be circumstances under which a Subadviser will consider participation by its Investment Manager Accounts in investment opportunities in which the Subadviser does not intend to invest on behalf of the Fund, or vice versa.

Each Subadviser will be expected to evaluate a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for its respective Investment Fund or Investment Manager Account at a particular time, including, but not limited to, the following: (1) the nature of the investment opportunity taken in the context of the other investments at the time; (2) the liquidity of the investment relative to the needs of the particular entity or account; (3) the availability of the opportunity (i.e., size of obtainable position); (4) the transaction costs involved; and (5) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ for the Investment Fund and relevant Investment Manager Accounts in the context of any particular investment opportunity, the investment activities of the Investment Fund and Investment Manager Accounts may differ considerably from time to time. In addition, the fees and expenses of the Investment Fund will differ from those of the Investment Manager Accounts and the Fund. Accordingly, prospective Investors should note that the future performance of the Subadviser and its Investment Manager Accounts will vary.

When a Subadviser determines that it would be appropriate for its respective Investment Fund and one or more of its Investment Manager Accounts to participate in an investment opportunity at the same time, the Subadviser will attempt to aggregate, place and allocate orders on a basis that it believes to be fair and equitable, consistent with its responsibilities under applicable law. Decisions in this regard are necessarily subjective and there is no requirement that each Investment Fund participate, or participate to the same extent as the Investment Manager Accounts, in all trades. The Adviser will seek to invest in Subadvisers which will undertake that no participating entity or account will receive preferential treatment over any other and the Subadviser will take steps to ensure that no participating entity or account will be systematically disadvantaged by the aggregation, placement and allocation of orders.

Situations may occur, however, where the Fund could be disadvantaged because of the investment activities conducted by the Subadvisers for the Investment Manager Accounts. These situations may be based on, among other things: (1) legal restrictions on the combined size of positions that may be taken for the Investment Funds and the Investment Manager Accounts, thereby limiting the size of the Fund's position; (2) the difficulty of liquidating an investment for the Investment Funds and the Investment Manager Accounts where the market cannot absorb the sale of the combined positions; and (3) the determination that a particular investment is warranted only if hedged with an option or other instrument and there is a limited availability of such options or other instruments. In particular, each Subadviser may be legally restricted from entering into a "joint transaction" (as defined in the 1940 Act) with its Investment Fund or Investment Manager Accounts with respect to the securities of an issuer without first obtaining exemptive relief from the SEC. See "CONFLICTS OF INTEREST--Other Matters."

Each Investment Manager and its principals, officers, employees and affiliates, may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by principals, officers, employees and affiliates of the Investment Manager that are the same, different or made at a different time than positions taken for the Fund.

OTHER MATTERS. Except in accordance with applicable law, no Subadviser is permitted to buy securities or other property from, or sell securities or other property to, its respective Investment Fund. However, the Investment Fund may effect certain principal transactions in securities with one or more Investment Manager Accounts, except for accounts in which the Subadviser or any affiliate thereof serves as a general partner or in which it has a financial interest, other than an interest that results solely from the Subadviser's appointment as an investment adviser to the account. These transactions would be made in circumstances where the Subadviser has determined it would be appropriate for the Investment Fund to purchase and an Investment Manager Account to sell, or the Investment Fund to sell and an Investment Manager Account to purchase, the same security or instrument on the same day. Future investment activities of the Investment Managers, or their affiliates, and the principals, partners, directors, officers or employees of the foregoing may give rise to additional conflicts of interest.

The Funds, the Adviser and JPM Securities each have adopted, and any new Subadviser will adopt, a code of ethics under Rule 17j-1 of the 1940 Act that permits its personnel, subject to the codes, to invest in securities, including securities that may be purchased or held by a Fund. These codes of ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. These codes are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov, and also may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

BROKERAGE

Each Investment Manager is directly responsible for the execution of its portfolio investment transactions and the allocation of brokerage. Transactions on U.S. stock exchanges and on some foreign stock exchanges involve the payment of negotiated brokerage commissions. On the great majority of foreign stock exchanges, commissions are fixed. No stated commission is generally applicable to securities traded in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups. The Adviser understands that each Investment Manager will seek to obtain the best price and execution for portfolio transactions and may allocate brokerage business to brokers that provide it with supplemental research, reports and other market information in the same manner and subject to the same requirements as a Subadviser as described below.

To the extent Subadvisers are engaged to manage a Fund's assets, the following paragraphs will be relevant:

In executing transactions on behalf of its Investment Fund, each Subadviser will seek to obtain the best price and execution for the transactions, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm, and in the case of transactions effected by the Subadviser with unaffiliated brokers, the firm's risk in positioning a block of securities. Although each Subadviser generally will seek reasonably competitive commission rates, a Subadviser will not necessarily pay the lowest commission available on each transaction. The Subadvisers generally will have no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities.

Following the principle of seeking best price and execution, a Subadviser may place brokerage business on behalf of the Fund with brokers that provide the Subadviser and its affiliates with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The expenses of the Subadviser are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Subadviser or its affiliates in providing services to clients other than the Investment Fund. In addition, not all of the supplemental information is used by the Subadviser in connection with the Investment Fund. Conversely, the information provided to the Subadviser by brokers and dealers through which other clients of the Subadviser and its affiliates effect securities transactions may be useful to the Subadviser in providing services to the Investment Fund.

Each Investment Manager may execute portfolio brokerage transactions through its affiliates and affiliates of the Adviser, in each case subject to compliance with the 1940 Act.

FEES AND EXPENSES

The Adviser provides certain management and administrative services to each Fund, including, among other things, providing office space and other support services to the Fund. In consideration for these services, each Fund will pay the Adviser a management fee generally on a monthly basis at the annual rate of 1.50% of the Fund's net assets for the month, excluding assets attributable to the Adviser's capital account and the Special Advisory Account (the "Fee"). Net assets means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund, calculated before giving effect to any repurchases of interests. The Fee will be computed as of the start of business on the first business day of the period to which the Fee relates, after adjustment for any capital contributions effective on such date, and will be payable in arrears. The Fee will be charged in each period to the capital accounts of all Investors (except the Special Advisory Account) in proportion to their capital accounts at the beginning of such period.

The Administrator performs certain administration, accounting and investor services for each Fund and, in consideration thereof, the Fund will pay the Administrator an annual fee of ___ % based on the average net assets of the Fund, [subject to a minimum monthly fee of $______], and will reimburse the Administrator for out-of-pocket expenses.

In addition, the capital accounts of Investors (except the Special Advisory Account) may be subject to an Incentive Allocation depending upon the investment performance of the Fund. See "CAPITAL ACCOUNTS AND ALLOCATIONS--Incentive Allocation."

Each Fund will bear all expenses incurred in the business of the Fund other than those specifically required to be borne by the Adviser. Expenses to be borne by each Fund include:

     o all costs and expenses directly related to portfolio transactions and positions for the Fund's account, including, but not limited to, brokerage commissions, research fees, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold short but not yet purchased, custodial fees, margin fees, transfer taxes and premiums, taxes withheld on foreign dividends, and indirect expenses from investments in Investment Funds;

     o all costs and expenses associated with the organization, operation and registration of the Fund, certain offering costs and the costs of compliance with any applicable Federal or state laws;

     o all costs and expenses associated with the organization of Investment Funds managed by Subadvisers, if any, and with the selection of Investment Funds, including due diligence and travel-related expenses;

     o the costs and expenses of holding meetings of the Board and any meetings of Investors that are regularly scheduled, permitted or required to be held under the terms of the LLC Agreement, the 1940 Act or other applicable law;

     o fees and disbursements of any attorneys, accountants (including tax preparation fees), auditors and other consultants and professionals engaged on behalf of the Fund;

     o the fees of custodians and other persons providing administrative services to the Fund;

     o the costs of a fidelity bond and any liability insurance obtained on behalf of the Fund, the Adviser or the Directors;

     o all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to Investors;

     o all expenses of computing the Fund's net asset value, including any equipment or services obtained for the purpose of valuing the Fund's investment portfolios including valuation services provided by third parties;

     o all charges for equipment or services used for communications between the Fund and any custodian, or other agent engaged by the Fund; and

     o such other types of expenses as may be approved from time to time by the Board.

The Adviser will be reimbursed by a Fund for any of the above expenses that it pays on behalf of the Fund.

Each Fund's organizational and offering expenses are estimated at $_______. Before a recent change to the guidelines followed by the American Institute of Certified Public Accountants applicable to the Funds, a Fund would have been able to amortize the organizational expenses over a 60-month period. Because of that change, however, the organizational expenses now must be expensed as incurred. To achieve a more equitable distribution of the impact of those expenses among the Investors, an amount equal to the organizational expenses incurred by a Fund will be allocated among and credited to or debited against the capital accounts of all its Investors based on the percentage that an Investor's contributed capital to the Fund bears to the total capital contributed to the Fund by all its Investors as of the relevant allocation date. An initial allocation of organizational costs will be made as of the first date on which capital contributions of Investors are made. These allocations will thereafter be adjusted as of each date, through and including ___________, 200_, on which additional capital is contributed to the Fund by Investors. Each Fund also will bear certain ongoing offering costs associated with any periodic offers of Fund interests. Offering costs cannot be deducted by the Fund or its Investors.

The Investment Funds will bear all expenses incurred in the business of the Investment Funds, which are similar to those expenses incurred by the Funds in the business of the Funds. The Investment Managers generally will charge an asset-based fee to and receive incentive-based allocations from the Investment Funds, which effectively will reduce total distributions from the Investment Funds to the Funds.

PLACEMENT FEE

In connection with initial and additional purchases of Fund interests, Investors may be charged by JPM Securities, as well as third party securities dealers and other industry professionals, sales commissions of up to 3% of the Investor's capital contribution, in their sole discretion. The placement fee will be added to the purchase price and will not constitute assets of a Fund. See "APPLICATION FOR INTERESTS--Application Terms."

CAPITAL ACCOUNTS AND ALLOCATIONS

CAPITAL ACCOUNTS

Each Fund will maintain a separate capital account for each of its Investors (including the Adviser in respect of any capital contribution to the Fund made by the Adviser as an Investor), which will have an opening balance equal to such Investor's initial contribution to the capital of the Fund. Each Investor's capital account will be increased by the sum of the amount of cash and the value of any securities constituting additional contributions by such Investor to the capital of the Fund, plus any amounts credited to such Investor's capital account as described below. Similarly, each Investor's capital account will be reduced by the sum of the amount of any repurchase by the Fund of the interest or portion of the interest of such Investor, plus the amount of any distributions to such Investor which are not reinvested, plus any amounts debited against such Investor's capital account as described below. To the extent that any debit would reduce the balance of the capital account of any Investor below zero, that portion of any such debit will instead be allocated to the capital account of the Adviser; any subsequent credits that would otherwise be allocable to the capital account of any such Investor will instead be allocated to the capital account of the Adviser in such amounts as are necessary to offset all previous debits attributable to such Investor.

As to each Fund, capital accounts of Investors are adjusted as of the close of business on the last day of each fiscal period. Fiscal periods begin on the day after the last day of the preceding fiscal period and end at the close of business on the first to occur of (1) the last day of the fiscal year of the Fund, (2) the day preceding the date as of which a contribution to the capital of the Fund is made, (3) the day as of which the Fund repurchases any interest or portion of an interest of any Investor, (4) the day as of which the Fund admits a substituted Investor to whom an interest or portion of an interest of an Investor has been transferred (unless there is no change in beneficial ownership) or (5) the day as of which any amount is credited to or debited from the capital account of any Investor other than an amount to be credited to or debited from the capital accounts of all Investors in accordance with their respective Fund percentages. A Fund percentage will be determined for each Investor as of the start of each fiscal period by dividing the balance of such Investor's capital account as of the commencement of such period by the sum of the balances of all capital accounts of all Investors as of such date.

Each Fund will maintain a Special Advisory Account for the Adviser solely for the purpose of receiving the Incentive Allocation, as described below.

ALLOCATION OF NET PROFITS AND NET LOSSES

As to each Fund, net profits or net losses of the Fund for each fiscal period will be allocated among and credited to or debited against the capital accounts of all Investors (but not the Special Advisory Account) as of the last day of each fiscal period in accordance with Investors' respective Fund percentages for such fiscal period. Net profits or net losses will be measured as the net change in the value of the net assets of the Fund, including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses during a fiscal period, before giving effect to any repurchases by the Fund of interests or portions of interests, and adjusted to exclude the amount of any "key man" insurance premiums or proceeds to be allocated among the capital accounts of the Investors and any items to be allocated among the capital accounts of the Investors other than in accordance with the Investors' respective Fund percentages.

Allocations for Federal income tax purposes generally will be made among the Investors so as to reflect equitably amounts credited or debited to each Investor's capital account for the current and prior fiscal years.

INCENTIVE ALLOCATION

So long as the Adviser serves as the investment adviser of a Fund, the Adviser will be entitled to be the Special Advisory Member of the Fund. In such capacity, the Adviser will be entitled to receive an incentive-based allocation (the "Incentive Allocation"), charged to the capital account of each Investor as of the last day of each "allocation period," of up to 10% of the amount by which any "allocated gain" during an "allocation period" with respect to such Investor exceeds the positive balance in the Investor's "loss recovery account" and the Hurdle or such allocation period. The Incentive Allocation will be credited to the Special Advisory Account of the Adviser.

For purposes of calculating the Incentive Allocation, "allocated gain" means the excess of the balance of the Investor's capital account at the end of an "allocation period," after giving effect to allocations other than the Incentive Allocation, but before giving effect to any distributions and repurchases of interests by the Fund or debits to such capital account to reflect any item (other than management fees) not chargeable ratably to all Investors, over the balance of the Investor's capital account at the start of such "allocation period." Consequently, any Incentive Allocation to be credited to the Adviser will be increased by a portion of the amount of any net unrealized appreciation, as well as net realized gains, allocable to an Investor.

An Incentive Allocation will be charged only with respect to any "allocated gain" in excess of the positive balance of a "loss recovery account" maintained for each Investor and the Hurdle. A "loss recovery account" is a memorandum account maintained by a Fund for each of its Investors, which has an initial balance of zero and is (1) increased after the close of each "allocation period" by the amount of any negative performance for such Investor during such "allocation period," and (2) decreased (but not below zero) after the close of each "allocation period" by the amount of any allocated gain for such Investor during such "allocation period." Any positive balance in an Investor's "loss recovery account" would be reduced as the result of a repurchase or certain transfers with respect to the Investor's interest in the Fund in proportion to the reduction of the Investor's capital account attributable to the repurchase or transfer.

The "Hurdle" is the amount that an Investor would have earned for an "allocation period" if it had received an annualized rate of return of 5% during the relevant period on its opening capital account balance (appropriately adjusted for contributions and withdrawals) for such period. The Hurdle is not cumulative from year to year or allocation period to allocation period.

An "allocation period" as to each Investor in a Fund is a period commencing on the admission of such Investor to the Fund and ending at the close of business on the first to occur of (1) the last day of the twelfth complete calendar month since the admission of such Investor to the Fund, (2) the last day of a fiscal year subsequent to an Investor having been admitted to the Fund for 12 complete calendar months, and the last day of each fiscal year thereafter, (3) the day as of which the Fund repurchases any interest or portion of an interest of such Investor, (4) the day as of which the Fund admits as a substitute Investor a person to whom the interest or portion of the interest of such Investor has been transferred, (5) the day as of which the Investment Advisory Agreement of the Fund terminates, (6) the day preceding any day as of which such Investor becomes a Special Investor (as defined below), or (7) the day on which such Investor ceases to be a Special Investor. The measurement of any Incentive Allocation for an "allocation period" must take into account any negative performance from a prior allocation period to the extent reflected in the "loss recovery account." Therefore, the Incentive Allocation for any allocation period after the initial 12-month period in effect is a reflection of the extent to which cumulative performance achieved with respect to an Investor's account since such Investor's admission to the Fund exceeds the highest previous level of performance achieved through the close of any prior allocation period.

By the last business day of any month following the date on which an Incentive Allocation is made, the Adviser may withdraw up to 100% of the Incentive Allocation (computed on the basis of unaudited data) that was credited to the Special Advisory Account and debited from the Member's capital account with respect to the allocation period. Within 30 days after the completion of the audit of a Fund's books, the Fund will pay to the Adviser any additional amount determined to be owed to the Adviser based upon the audit, and the Adviser will pay to the Fund (without interest) any excess amount determined to be owed to the Fund.

As to each Fund, the Adviser will receive from each Investor an Incentive Allocation equal to the percentage that corresponds below to the amount of the Investor's Invested Capital in the Fund (as the term is defined in the Fund's LLC Agreement):

      INVESTED CAPITAL                             INCENTIVE ALLOCATION
      ----------------                             --------------------
      Less than $100,000,000                       10%

      $100,000,000 or more                         5%


The Adviser, in its sole discretion, may reduce or waive the Incentive Allocation for Investors who are key employees or directors of the Adviser, and its affiliates, and members of their immediate families, and attorneys or other professional advisors engaged on behalf of a Fund, and members of their immediate families (collectively, "Special Investors").

ALLOCATION OF SPECIAL ITEMS--CERTAIN WITHHOLDING TAXES AND OTHER EXPENDITURES

Withholding taxes or other tax obligations incurred by a Fund which are attributable to any Investor will be debited against the capital account of such Investor as of the close of the fiscal period during which the Fund paid such obligation, and any amounts then or thereafter distributable to such Investor will be reduced by the amount of such taxes. If the amount of such taxes is greater than any such distributable amounts, the Investor and any successor to the Investor's interest is required to pay to the Fund, upon demand of the Fund, the amount of such excess.

RESERVES

Appropriate reserves may be created, accrued and charged against net assets of a Fund for contingent liabilities of the Fund as of the date any such contingent liabilities become known to the Adviser or the Fund's Board. Reserves will be in such amounts, subject to increase or reduction, which the Board or the Adviser may deem necessary or appropriate. The amount of any reserve, or any increase or decrease therein, will be proportionately charged or credited, as appropriate, to the capital accounts of those investors who are Investors at the time when such reserve is created, increased or decreased, as the case may be; provided, however, that if any such reserve, or any increase or decrease therein, exceeds the lesser of $500,000 or 1% of the aggregate value of the capital accounts of all such Investors, the amount of such reserve, increase, or decrease shall instead be charged or credited to those investors who, as determined by the Board, were Investors at the time of the act or omission giving rise to the contingent liability for which the reserve was established, increased or decreased in proportion to their capital accounts at that time.

NET ASSET VALUATION

Net asset value of each Fund will be determined by or at the direction of the Adviser as of the close of business at the end of any fiscal period in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Fund's Directors.

Each Fund will value interests in Investment Funds not managed by the Subadvisers at fair value, which ordinarily will be the value determined by their Investment Managers in accordance with the policies established by the relevant Investment Fund.

To the extent Subadvisers are engaged to manage a Fund's assets, the Fund will value the portfolio securities of the Investments Funds managed by the Subadvisers as described below:

Domestic exchange traded securities and securities included in the Nasdaq National Market System will be valued at their last composite sale prices as reported on the exchanges where such securities are traded. If no sales of such securities are reported on a particular day, the securities will be valued based upon their composite bid prices for securities held long, or their composite ask prices for securities held short, as reported by such exchanges. Securities traded on a foreign securities exchange will be valued at their last sale prices on the exchange where such securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices, in the case of securities held long, or ask prices, in the case of securities held short, as reported by such exchange. Listed options or futures contracts will be valued using last sales prices as reported by the exchange with the highest reported daily volume for such options or futures contracts or, in the absence of any sales on a particular day, at their bid prices as reported by the exchange with the highest volume on the last day a trade was reported. Other securities for which market quotations are readily available will be valued at their bid prices, or ask prices in the case of securities held short, as obtained from one or more dealers making markets for such securities. If market quotations are not readily available, securities and other assets will be valued at fair value as determined in good faith by, or under the supervision of, the Directors.

Debt securities will be valued in accordance with the procedures described above, which with respect to such securities may include the use of valuations furnished by a pricing service which employs a matrix to determine valuations for normal institutional size trading units. The Directors will monitor periodically the reasonableness of valuations provided by any such pricing service. Debt securities with remaining maturities of 60 days or less, absent unusual circumstances, will be valued at amortized cost, so long as such valuation is determined by the Directors to represent fair value.

All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service compiled as of 4:00 p.m. London time. Trading in foreign securities generally is completed, and the values of such securities are determined, before the close of securities markets in the U.S. Foreign exchange rates also are determined before such close. On occasion, the values of securities and exchange rates may be affected by events occurring between the time as of which determination of such values or exchange rates are made and the time as of which the net asset value of the Fund is determined. When such events materially affect the values of securities held by the Fund or its liabilities, these securities and liabilities may be valued at fair value as determined in good faith by, or under the supervision of, the Fund's Directors.

Prospective Investors should be aware that situations involving uncertainties as to the valuation of portfolio positions could have an adverse effect on the Fund's net assets if the Directors' judgment of the Fund's Board regarding appropriate valuations should prove incorrect.

APPLICATION FOR INTERESTS

APPLICATION TERMS

Both initial and additional applications for interests in each Fund may be accepted from eligible investors (as described below) at such times as the Adviser may determine on the terms set forth below. Each Fund may, in its discretion, suspend the offering of interests at any time or permit applications on a more frequent basis. Each Fund reserves the right to reject any application for interests in the Fund. After the initial closing, initial applications and additional capital contributions generally will be accepted on the last day of each calendar quarter. Generally, the minimum required initial contribution to the capital of each Fund from each Investor is $100,000. For employees or directors of the Adviser and its affiliates, and members of their immediate families, and, in the sole discretion of the Adviser, attorneys or other professional advisors engaged on behalf of a Fund, and members of their immediate families, the minimum required initial contribution to the capital of the Fund is $10,000. Each Fund may vary the investment minimums from time to time. Investors may be charged a placement fee. See "FEES AND EXPENSES--Placement Fee." The initial closing date for applications for interests in a Fund is ____________, 2000. Each Fund, in its sole discretion, may accelerate or postpone the closing date.

Except as otherwise permitted by a Fund, initial and any additional contributions to the capital of the Fund by any Investor will be payable in cash, and all contributions must be transmitted by such time and in such manner as is specified in the application of the Fund. Initial and any additional contributions to the capital of the Fund will be payable in one installment and will be due before the proposed acceptance of the contribution, although the Fund may accept, in its discretion, an application before its receipt of cleared funds.

Each new Investor in a Fund will be obligated to agree to be bound by all of the terms of the Fund's LLC Agreement. Each potential Investor also will be obligated to represent and warrant in the application, among other things, that such investor is purchasing an interest for its own account, and not with a view to the distribution, assignment, transfer or other disposition of such interest.

If and when a Fund determines to accept securities as a contribution to the capital of the Fund, the Fund will charge each Investor making such contribution an amount determined by the Directors and not exceeding 2% of the value of such contribution in order to reimburse the Fund for any costs it incurs in liquidating and accepting such securities. Any such charge will be due and payable by the contributing Investor in full at the time the contribution to the capital of the Fund to which such charge relates is due.

ELIGIBLE INVESTORS

Each prospective Investor in a Fund will be required to certify that the interest being purchased is being acquired directly or indirectly for the account of an "accredited investor" as defined in Regulation D under the 1933 Act and that such Investor, as well as each of the Investor's equity owners under certain circumstances, (i) immediately after the time of purchase, has at least $750,000 under the discretionary investment management of J.P. Morgan and its affiliates or subsidiaries, (ii) at the time of purchase, has a net worth of more than $1.5 million, or (iii) at the time of purchase, is a "qualified purchaser" as defined in Section 2(a)(51)(A) of the 1940 Act (a "Qualified Purchaser"). Each prospective Investor also will be required to certify that the interest being purchased is being acquired directly or indirectly for the account of a "qualified eligible participant" within the meaning of Rule 4.7 under the CEA. Generally, for individuals, a "qualified eligible participant" is a person who owns securities of issuers not affiliated with such person and other investments with an aggregate market value of at least $2,000,000, and (i) whose individual net worth, or joint net worth with the person's spouse, at the time of purchase of an interest in the Fund exceeds $1,000,000 or (ii) who had an individual income in excess of $200,000 in each of the two most recent years or joint income with the person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year. Existing Investors who purchase additional interests in the Fund and transferees of interests in the Fund may be required to represent that they meet the foregoing eligibility criteria at the time of the additional purchase. The relevant Investor qualifications will be set forth in an application to be provided to prospective Investors, which must be completed by each prospective Investor.

REDEMPTIONS, REPURCHASES OF INTERESTS AND TRANSFERS

NO RIGHT OF REDEMPTION

No Investor or other person holding an interest or a portion of an interest will have the right to require a Fund to redeem the interest or portion thereof. No public market exists for interests in the Funds, and none is expected to develop. Consequently, Investors may not be able to liquidate their investment other than as a result of repurchases of interests by a Fund, as described below. The Adviser will have certain rights to withdraw amounts from its Special Advisory Account.

REPURCHASES OF INTERESTS

Each Fund from time to time may offer to repurchase interests pursuant to written tenders by its Investors (other than the Adviser in its capacity as the Special Advisory Member). These repurchases will be made at such times and on such terms as may be determined by the Board of the relevant Fund, in its complete and exclusive discretion. In determining whether a Fund should repurchase interests or portions thereof from Investors pursuant to written tenders, its Board will consider the recommendation of the Adviser. The Adviser expects that generally, beginning in 2001, it will recommend to the Board that each Fund offer to repurchase interests from its Investors once each year, near December 31st. As to each Fund, the Directors also will consider the following factors, among others, in making such determination:

     o whether any Investors have requested to tender interests or portions thereof to the Fund;

     o    the liquidity of the Fund's assets;

     o    the investment plans and working capital requirements of the Fund;

     o    the relative economies of scale with respect to the size of the Fund;

     o    the history of the Fund in repurchasing interests or portions thereof;

     o    the condition of the securities markets; and

     o the anticipated tax consequences of any proposed repurchases of interests or portions thereof.


The Board will determine that a Fund repurchase interests or portions thereof from Investors pursuant to written tenders only on terms they determine to be fair to the Fund and to all Investors or persons holding interests acquired from Investors, as applicable. When the Board determines that the Fund will repurchase interests in the Fund or portions thereof, notice will be provided to each Investor describing the terms thereof, and containing information Investors should consider in deciding whether and how to participate in such repurchase opportunity. Investors who are deciding whether to tender their interests or portions thereof during the period that a repurchase offer is open may ascertain an estimated net asset value of their interest in the Fund from the Adviser during such period.

The LLC Agreement of each Fund provides that the Fund shall be dissolved if the interest of any Investor that has submitted a written request to tender its entire interest for repurchase by the Fund has not been repurchased within a period of two years of such request.

Repurchases of interests or portions thereof from Investors by a Fund may be made, in the complete and absolute discretion of its Board, and may be paid in cash or by the distribution of securities in-kind, or partly in cash and partly in-kind. However, each Fund does not expect to distribute securities in-kind except in the unlikely event that making a cash payment would result in a material adverse effect on the Fund or on its Investors not tendering interests for repurchase. Repurchases will be effective after receipt and acceptance by a Fund of all eligible written tenders of interests or portions thereof from Investors. Any in-kind distribution of securities will consist of marketable securities traded on an established securities exchange (valued in accordance with the LLC Agreement), which will be distributed to all tendering Investors on a PARI PASSU basis. Each Fund will not impose any charges in connection with repurchases of interests or portion of interests.

Because of liquidity restraints associated with each Fund's investments in Investment Funds and the fact that each Fund may have to effect withdrawals from them to pay for interests being repurchased, the Fund expects that, under the procedures applicable for the repurchase of interests, interests will be valued for purposes of determining their repurchase price approximately one month after the date by which Investors must submit a repurchase request and that the Fund will pay at least 95% of the value of the interests or portions thereof repurchased approximately 30 business days after the valuation date. Each Fund anticipates that the procedures applicable to repurchases of interests will be as follows:

The value of interests or portions thereof of a Fund being repurchased will be determined on a specified date (the "Valuation Date") that will be approximately one month after the date by which Investors must tender their interests for repurchase (the "Expiration Date"). Promptly after the Expiration Date, each Investor whose interest or portion thereof has been accepted for repurchase will be given a non-interest bearing, non-transferable promissory note by the Fund entitling the Investor to be paid an amount equal to the value, determined as of the Valuation Date, of the interest or portion thereof being repurchased (subject to adjustment upon completion of the next annual audit of the Fund's financial statements). This amount will be the value of the Investor's capital account (or the portion thereof being repurchased) determined as of the Valuation Date and will be based upon the net asset value of the Fund's assets as of that date, after giving effect to all allocations to be made as of that date to the Investor's capital account. The promissory note will entitle the Investor to receive an initial payment in an amount equal to at least 95% of the estimated net asset value of the interest tendered, determined as of the Valuation Date (the "Initial Payment"). Payment of this amount will be made 30 business days after the Valuation Date or, if the Fund has requested withdrawals of its capital from any Investment Funds to fund the repurchase of interests, 10 business days after the Fund has received at least 95% of the aggregate amount withdrawn by the Fund from such Investment Funds. The promissory note also will entitle an Investor to receive a contingent payment (the "Contingent Payment") equal to the excess, if any, of (a) the net asset value of the interest tendered as of the Valuation Date, as it may be adjusted based upon the next annual audit of the Fund's financial statements), over (b) the Initial Payment. The Contingent Payment would be payable promptly after the completion of the Fund's next annual audit. It is anticipated that the annual audit of the Fund's financial statements will be completed within 60 days after the end of each fiscal year of the Fund.

Repurchases of interests by a Fund are subject to certain regulatory requirements imposed by SEC rules. Each Fund believes that the repurchase procedures described above comply with these requirements. If modification of a Fund's repurchase procedures is deemed necessary to comply with regulatory requirements, the Fund's Board will seek to adopt revised procedures designed to provide Investors substantially the same liquidity for interests as would be available under the procedures described above.

Upon its acceptance of tendered interests for repurchase, a Fund will maintain daily on its books a segregated account consisting of (i) cash, (ii) liquid securities or (iii) interests in Investment Funds that the Fund has requested be withdrawn (or any combination of the foregoing), in an amount equal to the aggregate estimated unpaid dollar amount of the promissory notes issued to Investors tendering interests.

Payment for repurchased interests may require a Fund to liquidate portfolio holdings earlier or in larger increments than the Adviser otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund's portfolio turnover and expense ratio. The Adviser intends to take measures (subject to such policies as may be established by the Fund's Board) to attempt to avoid or minimize potential losses and turnover resulting from the repurchase of interests.

An Investor who tenders for repurchase only a portion of such Investor's interest in the Fund will be required to maintain a capital account balance equal to $100,000 in the Fund, net of the Incentive Allocation to which the Adviser is entitled as a result of the repurchase of the Investor's interest or portion thereof.

Each Fund may repurchase an interest in the Fund or portion of an interest of an Investor or any person acquiring an interest or portion thereof from or through an Investor if:

     o such an interest or portion thereof has been transferred or such an interest or portion thereof has vested in any person by operation of law as the result of the death, dissolution, bankruptcy or incompetency of an Investor;

     o ownership of such an interest by an Investor or other person will cause the Fund to be in violation of, or require registration of any interest or portion thereof under, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

     o continued ownership of such an interest may be harmful or injurious to the business or reputation of the Fund, the Fund's Board or the Adviser, or may subject the Fund or any Investors to an undue risk of adverse tax or other fiscal consequences;

     o any of the representations and warranties made by an Investor in connection with the acquisition of an interest in the Fund or portion thereof was not true when made or has ceased to be true; or

     o it would be in the best interests of the Fund for the Fund to repurchase such an interest or portion thereof.

The Adviser may tender for repurchase in connection with any repurchase offer made by a Fund any interests in its capital account that it holds in its capacity as an Investor in the Fund. The Adviser also is entitled to withdraw its interests from its Special Advisory Account at the times described under "Capital Accounts and Allocations--Incentive Allocation."

TRANSFERS OF INTERESTS

No person may become a substituted Investor without the written consent of the Adviser, which consent may be withheld for any reason in the Adviser's sole and absolute discretion. Investor interests may be transferred only (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of an Investor or (ii) with the written consent of the Adviser, which may be withheld in its sole and absolute discretion and is expected to be granted, if at all, only in limited circumstances. Notice to a Fund of any proposed transfer must include evidence satisfactory to the Fund that the proposed transfer is exempt from registration under the 1933 Act, that the proposed transferee meets any requirements imposed by the Fund with respect to investor eligibility and suitability, including the requirement that any Investor, or Investor's equity owners in certain circumstances, (i) immediately after the time of purchase, has at least $750,000 under the discretionary investment management of J.P. Morgan and its affiliates or subsidiaries, (ii) at the time of purchase, has a net worth of more than $1.5 million, or (iii) at the time of purchase, is a Qualified Purchaser, and must be accompanied by a properly completed application. Proposed transferees also will be required to be "qualified eligible participants" within the meaning of Rule 4.7 of the CEA. See "APPLICATIONS FOR INTERESTS--Eligible Investors." In addition to the foregoing, no Investor will be permitted to transfer an interest or portion thereof unless after such transfer the balance of the capital account of the transferee, and any Investor transferring less than its entire interest, is at least equal to the amount of the Investor's initial capital contribution.

Any transferee meeting the eligibility requirements that acquires an interest or portion thereof in a Fund by operation of law as the result of the death, dissolution, bankruptcy or incompetency of an Investor or otherwise, will be entitled to the allocations and distributions allocable to the interest so acquired and to transfer such interest in accordance with the terms of the Fund's LLC Agreement, but will not be entitled to the other rights of an Investor unless and until such transferee becomes a substituted Investor as provided in the Fund's LLC Agreement. If an Investor transfers an interest or portion thereof with the approval of the Adviser, under the policies established by the Fund's Board, the Fund will promptly take all necessary actions to admit such transferee or successor to the Fund as an Investor. Each Investor and transferee is required to pay all expenses, including attorneys' and accountants' fees, incurred by the Fund in connection with such transfer. If such a transferee does not meet the investor eligibility requirements, the Fund reserves the right to redeem its interest.

By purchasing an interest in a Fund, each Investor in the Fund has agreed to indemnify and hold harmless the Fund, the Directors, the Adviser, each other Investor and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses, including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement, joint or several, to which such persons may become subject by reason of or arising from any purchase or transfer made by such Investor in violation of these provisions or any misrepresentation made by such Investor in connection with any such purchase or transfer.

The Adviser may not transfer its interest as the Special Advisory Member.

TAX ASPECTS

The following is a summary of certain aspects of the income taxation of each Fund and its Investors which should be considered by a prospective Investor. Neither Fund has sought a ruling from the Internal Revenue Service (the "Service") or any other Federal, state or local agency with respect to any of the tax issues affecting the Fund, nor has either Fund obtained an opinion of counsel with respect to any tax issues other than the characterization of the Fund as a partnership which is not a "publicly traded partnership" for Federal income tax purposes.

This summary of certain aspects of the Federal income tax treatment of each Fund is based upon the Internal Revenue Code of 1986, as amended (the "Code"), judicial decisions, Treasury Regulations (the "Regulations") and rulings in existence on the date hereof, all of which are subject to change (possibly with retroactive effect). Except as otherwise noted below, this summary does not discuss the impact of various proposals to amend the Code which could change certain of the tax consequences of an investment in a Fund. This summary also does not discuss all of the tax consequences that may be relevant to a particular investor, to investors that acquire interests in a Fund other than for cash or to certain investors subject to special treatment under the Federal income tax laws, such as insurance companies.

EACH PROSPECTIVE INVESTOR SHOULD CONSULT WITH ITS OWN TAX ADVISER IN ORDER FULLY TO UNDERSTAND THE FEDERAL, STATE, LOCAL AND FOREIGN INCOME TAX CONSEQUENCES OF AN INVESTMENT IN A FUND.

TAX TREATMENT OF FUND OPERATIONS

CLASSIFICATION OF THE FUNDS. Each Fund has received an opinion of Stroock & Stroock & Lavan LLP, counsel to each Fund, that under the provisions of the Code and the Regulations, as in effect on the date of the opinion, the Fund will be treated as a partnership for Federal income tax purposes and not as an association taxable as a corporation.

Under Section 7704 of the Code, "publicly traded partnerships" are generally treated as corporations for Federal income tax purposes. A publicly traded partnership is any partnership the interests in which are traded on an established securities market or which are readily tradable on a secondary market, or the substantial equivalent thereof. Interests in a Fund will not be traded on an established securities market. Regulations concerning the classification of partnerships as publicly traded partnerships provide certain safe harbors under which interests in a partnership will not be considered readily tradable on a secondary market, or the substantial equivalent thereof. Neither Fund will be eligible for any of those safe harbors. In particular, neither Fund will qualify under the private placement safe harbor set forth in the Regulations if, as is anticipated, the Fund has more than 100 Investors.

The Regulations specifically provide that the fact that a partnership does not qualify for the safe harbors is disregarded for purposes of determining whether interests in a partnership are readily tradable on a secondary market, or the substantial equivalent thereof. Rather, in this event the partnership's status is examined under a general facts and circumstances test set forth in the Regulations. Counsel to each Fund has rendered its opinion that, under this "facts and circumstances" test, and based upon the anticipated operations of the Fund as well as the legislative history to Section 7704 and the text of the Regulations, interests in the Fund will not be readily tradable on a secondary market, or the substantial equivalent thereof, and, therefore, the Fund will not be treated as a publicly traded partnership taxable as a corporation.

The opinions of counsel described above, however, are not binding on the Service or the courts. If it were determined that a Fund should be treated as an association or a publicly traded partnership taxable as a corporation for Federal income tax purposes, as a result of a successful challenge to such opinions by the Service, changes in the Code, the Regulations or judicial interpretations thereof, a material adverse change in facts, or otherwise, the taxable income of the Fund would be subject to corporate income tax when recognized by the Fund; distributions of such income, other than in certain redemptions of Fund interests, would be treated as dividend income when received by Investors to the extent of the Fund's current or accumulated earnings and profits; and Investors would not be entitled to report profits or losses realized by the Fund.

Unless otherwise indicated, references in the following discussion to the tax consequences of Fund investments, activities, income, gain and loss, include the direct investments, activities, income, gain and loss of a Fund, and those indirectly attributable to a Fund as a result of it being a member of an Investment Fund.

As an entity that is properly classified as a partnership, each Fund is not itself subject to Federal income tax. For income tax purposes, each Investor in a Fund will be treated as a partner of the Fund and, as such, will be taxed upon its distributive share of each item of the Fund's income, gain, loss and deductions for each taxable year of the Fund ending with or within the Investor's taxable year. Each item will have the same character to an Investor, and will generally have the same source (either United States or foreign), as though the Investor realized the item directly. Investors must report these items regardless of the extent to which, or whether, the Fund or Investors receive cash distributions for such taxable year, and thus may incur income tax liabilities unrelated to any distributions to or from the Fund.

ALLOCATION OF PROFITS AND LOSSES. Under each Fund's LLC Agreement, the Fund's net capital appreciation or net capital depreciation for each fiscal period is allocated among the Investors and to their capital accounts without regard to the amount of income or loss actually recognized by the Fund for Federal income tax purposes. Each Fund's LLC Agreement provides that items of income, deduction, gain, loss or credit actually recognized by the Fund for each fiscal year generally are to be allocated for income tax purposes among the Investors pursuant to Regulations issued under Sections 704(b) and 704(c) of the Code, based upon amounts of the Fund's net capital appreciation or net capital depreciation allocated to each Investor's capital account for the current and prior fiscal years.

Under each Fund's LLC Agreement, the Adviser has the discretion to allocate specially an amount of the Fund's net capital gains, including short-term capital gain, for Federal income tax purposes to the Special Advisory Member and to a withdrawing Investor, in either case to the extent that its capital account exceeds its Federal income tax basis in its interest in the Fund. There can be no assurance that, if the Adviser makes such a special allocation, the Service will accept such allocation. If such allocation is successfully challenged by the Service, the Fund's gains allocable to the remaining Investors would be increased.

An Investor admitted to a Fund other than as of January 1 of a fiscal year will be allocated its distributive share of the Fund's tax items at the end of such fiscal year based on its pro rata share of the Fund's capital. Such allocation does not account for the possibility of a subsequent reallocation in the following year to the Adviser in respect of the initial Incentive Allocation. The Adviser, in its discretion, may attempt to minimize any negative tax consequences which may result to an Investor from the foregoing, including by utilizing special allocations of the Fund's tax items. However, there is no assurance that any such attempt will successfully minimize any negative tax consequence resulting to an Investor from the initial Incentive Allocation.

TAX ELECTIONS; RETURNS; TAX AUDITS. The Code provides for optional adjustments to the basis of partnership property upon distributions of partnership property to a partner and transfers of partnership interests, including by reason of death, provided that a partnership election has been made pursuant to Section
754. Under each Fund's LLC Agreement, at the request of an Investor in the Fund, the Adviser, in its sole discretion, may cause the Fund to make such an election. Any such election, once made, cannot be revoked without the Service's consent. As a result of the complexity and added expense of the tax accounting required to implement such an election, the Adviser does not presently intend to make such election.

The Adviser decides how to report a Fund's tax items on the Fund's tax returns, and all Investors are required under the Code to treat the items consistently on their own returns, unless they file a statement with the Service disclosing the inconsistency. If the income tax returns of a Fund are audited by the Service, the tax treatment of the Fund's income and deductions generally is determined at the Fund level in a single proceeding rather than by individual audits of the Investors. The Adviser is designated as each Fund's "Tax Matters Partner" in its LLC Agreement. As such, it has considerable authority to make decisions affecting the tax treatment and procedural rights of all Investors. In addition, the Tax Matters Partner has the authority to bind certain Investors to settlement agreements and the right on behalf of all Investors to extend the statute of limitations relating to the Investors' tax liabilities with respect to the Fund's tax items. In determining how to report the Fund's tax items on its tax returns, the Adviser will rely on certain tax determinations made by the Investment Funds.

TAX CONSEQUENCES TO A WITHDRAWING INVESTOR

An Investor receiving a cash liquidating distribution from a Fund, in connection with a complete withdrawal from the Fund generally will recognize capital gain or loss to the extent of the difference between the proceeds received by such Investor and such Investor's adjusted tax basis in its interest in the Fund. Such capital gain or loss will be short-term or long-term depending upon the Investor's holding period for its interest in the Fund. However, a withdrawing Investor will recognize ordinary income to the extent such Investor's allocable share of the Fund's "unrealized receivables" exceeds the Investor's basis in such unrealized receivables, as determined pursuant to the Regulations. For these purposes, accrued but untaxed market discount, if any, on securities held by the Fund will be treated as an unrealized receivable with respect to the withdrawing Investor. An Investor receiving a cash nonliquidating distribution will recognize income in a similar manner only to the extent that the amount of the distribution exceeds such Investor's adjusted tax basis in its interest in the Fund.

As discussed above, each Fund's LLC Agreement provides that the Adviser may specially allocate items of Fund capital gain, including short-term capital gain, to a withdrawing Investor to the extent its liquidating distribution would otherwise exceed its adjusted tax basis in its Fund interest. Such a special allocation may result in the withdrawing Investor recognizing capital gain, which may include short-term gain, in the Investor's last taxable year in the Fund, thereby reducing the amount of long-term capital gain recognized during the taxable year in which it receives its liquidating distribution upon withdrawal.

DISTRIBUTION OF PROPERTY

A partner's receipt of a distribution of property from a partnership is generally not taxable. However, under Section 731 of the Code, a distribution consisting of marketable securities generally is treated as a distribution of cash (rather than property) unless the distributing partnership is an "investment partnership" within the meaning of Section 731(c)(3)(C)(i) and the recipient is an "eligible partner" within the meaning of Section 731(c)(3)(C)(iii). Each Fund will determine at the appropriate time whether it qualifies as an "investment partnership." Assuming it so qualifies, if an Investor is an "eligible partner", which term should include an Investor whose contributions to the Fund consisted solely of cash, the recharacterization rule described above would not apply.

TAX TREATMENT OF FUND INVESTMENTS

IN GENERAL. Each Fund through the Investment Funds expects to act as a trader or investor, and not as a dealer, with respect to its securities transactions. A trader and an investor are persons who buy and sell securities for their own accounts. A dealer, on the other hand, is a person who purchases securities for resale to customers rather than for investment or speculation.

Generally, the gains and losses realized by a trader or investor on the sale of securities are capital gains and losses. Thus, subject to the treatment of certain currency exchange gains as ordinary income and certain other transactions described below, each Fund expects that its gains and losses from its securities transactions typically will be capital gains and capital losses. See "Currency Fluctuations--'Section 988' Gains or Losses" below and certain other transactions described below. These capital gains and losses may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules relating to short sales, to constructive sales, to constructive ownership transactions, to so-called "straddle" and "wash sale" transactions and to "Section 1256 contracts" may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization, of certain gains or losses. Moreover, the straddle rules and short sale rules may require the capitalization of certain related expenses.

The maximum ordinary Federal income tax rate for individuals is 39.6%, and the maximum individual Federal income tax rate for long-term capital gains is 20%, unless the taxpayer elects to be taxed at ordinary rates, although in any case the actual rate may be higher due to the phase out of certain tax deductions and exemptions. See "Limitation on Deductibility of Interest" below. The excess of capital losses over capital gains may be offset against the ordinary income of an individual taxpayer, subject to an annual deduction limitation of $3,000. For corporate taxpayers, the maximum Federal income tax rate is 35%. Capital losses of a corporate taxpayer may be offset only against capital gains, but unused capital losses may be carried back three years, subject to certain limitations, and carried forward five years.

Each Fund may realize ordinary income from accruals of interest and dividends on securities. Each Fund through its Investment Funds may hold debt obligations with "original issue discount." In such case, the Fund would be required to include amounts in taxable income on a current basis even though receipt of such amounts may occur in a subsequent year. Each Fund through its Investment Funds also may acquire debt obligations with "market discount." Upon disposition of such an obligation, the Fund generally would be required to treat gain realized as interest income to the extent of the market discount which accrued during the period the debt obligation was held. Each Fund may realize ordinary income or loss with respect to its investments in partnerships engaged in a trade or business. Income or loss from transactions involving derivative instruments, such as swap transactions, entered into by a Fund also may constitute ordinary income or loss. In addition, periodic amounts payable by the Investment Funds in connection with equity swaps, interest rate swaps, caps, floors and collars likely would be considered "miscellaneous itemized deductions" which, for a noncorporate Investor, may be subject to restrictions on their deductibility. See "Deductibility of Fund Investment Expenditures by Noncorporate Investors" below. Moreover, gain recognized from certain "conversion transactions" will be treated as ordinary income.(1)

CURRENCY FLUCTUATIONS--"SECTION 988" GAINS OR LOSSES. The amount of gain or loss on securities denominated in a foreign currency frequently will be affected by the fluctuation in the value of such foreign currencies relative to the value of the dollar. Generally, gains or losses with respect to investments in common stock of foreign issuers will be taxed as capital gains or losses at the time of the disposition of such stock. However, under Section 988 of the Code, gains and losses on the acquisition and disposition of foreign currency (e.g., the purchase of foreign currency and subsequent use of the currency to acquire stock) will be treated as ordinary income or loss. Moreover, under Section 988, gains or losses on disposition of debt securities denominated in a foreign currency to the extent attributable to fluctuation in the value of the foreign currency between the date of acquisition of the debt security and the date of disposition will be treated as ordinary income or loss. Similarly, gains or losses attributable to fluctuations in exchange rates that occur between the time the taxpayer accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the taxpayer actually collects such receivables or pays such liabilities may be treated as ordinary income or ordinary loss.

-------------------

1 Generally, a conversion transaction is one of the several enumerated transactions where substantially all of the taxpayer's return is attributable to the time value of the net investment in the transaction. The enumerated transactions are (i) the holding of any property, whether or not actively traded, and entering into a contract to sell such property, or substantially identical property, at a price determined in accordance with such contract, but only if such property was acquired and such contract was entered into on a substantially contemporaneous basis, (ii) certain straddles, (iii) generally any other transaction that is marketed or sold on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital or (iv) any other transaction specified in the Regulations.

As indicated above, each Fund through its Investment Funds may acquire foreign currency forward contracts, enter into foreign currency futures contracts and acquire put and call options on foreign currencies. See "TYPES OF INVESTMENTS AND RELATED RISK FACTORS--Foreign Currency Transactions." Generally, foreign currency regulated future contracts and option contracts that qualify as "Section 1256 Contracts" (see "Section 1256 Contracts" below), will not be subject to ordinary income or loss treatment under Section 988. However, if a Fund acquires currency futures contracts or option contracts that are not
Section 1256 Contracts, or any currency forward contracts, any gain or loss realized by the Fund with respect to such instruments will be ordinary, unless
(i) the contract is a capital asset in the hands of the Fund and is not a part of a straddle transaction and (ii) the Fund makes an election (by the close of the day the transaction is entered into) to treat the gain or loss attributable to such contract as capital gain or loss.

SECTION 1256 CONTRACTS. In the case of "Section 1256 Contracts," the Code generally applies a "mark to market" system of taxing unrealized gains and losses on such contracts and otherwise provides for special rules of taxation. Under these rules, Section 1256 Contracts, which include certain regulated futures contracts, certain foreign currency forward contracts and certain options contracts, held at the end of each taxable year are treated for Federal income tax purposes as if they were sold by the holder for their fair market value on the last business day of such taxable year. The net gain or loss, if any, resulting from such deemed sales, known as "marking to market," together with any gain or loss resulting from actual sales of Section 1256 Contracts, must be taken into account by the holder in computing its taxable income for such year. If a Section 1256 Contract held at the end of a taxable year is sold in the following year, the amount of any gain or loss realized on such sale will be adjusted to reflect the gain or loss previously taken into account under the "mark to market" rules.

Capital gains and losses from such Section 1256 contracts generally are characterized as short-term capital gains or losses to the extent of 40% thereof and as long-term capital gains or losses to the extent of 60% thereof. Such gains and losses will be taxed under the general rules described above. Gains and losses from certain foreign currency transactions will be treated as ordinary income and losses. See 'Currency Fluctuations--'Section 988' Gains or Losses." If an individual taxpayer incurs a net capital loss for a year, the portion thereof, if any, which consists of a net loss on "Section 1256 Contracts" may, at the election of the taxpayer, be carried back three years. Losses so carried back may be deducted only against net capital gain to the extent that such gain includes gains on "Section 1256 Contracts."

MIXED STRADDLE ELECTION. The Code allows a taxpayer to elect to offset gains and losses from positions which are part of a "mixed straddle." A "mixed straddle" is any straddle in which one or more but not all positions are Section 1256 Contracts. Pursuant to Temporary Regulations, a Fund may be eligible to elect to establish one or more mixed straddle accounts for certain of its mixed straddle trading positions. The mixed straddle account rules require a daily "marking to market" of all open positions in the account and a daily netting of gains and losses from positions in the account. At the end of a taxable year, the annual net gains or losses from the mixed straddle account are recognized for tax purposes. The application of the Temporary Regulations' mixed straddle account rules is not entirely clear. Therefore, there is no assurance that a mixed straddle account election by a Fund will be accepted by the Service.

SHORT SALES. Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the taxpayer's hands. Except with respect to certain situations where the property used to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, "substantially identical property" has been held by the taxpayer for more than one year. These rules may also terminate the running of the holding period of "substantially identical property" held by the taxpayer.

Gain or loss on a short sale will generally not be realized until such time that the short sale is closed. However, if a Fund holds a short sale position with respect to stock, certain debt obligations or partnership interests that has appreciated in value and then acquires property that is the same as or substantially identical to the underlying property, the Fund generally will recognize gain on the date it acquires such property as if the short sale were closed on such date with such property. Similarly, if a Fund holds an appreciated financial position with respect to stock, certain debt obligations or partnership interests and then enters into a short sale with respect to the same or substantially identical property, the Fund generally will recognize gain as if the appreciated financial position were sold at its fair market value on the date it enters into the short sale. The subsequent holding period for any appreciated financial position that is subject to the constructive sale rules will be determined as if such position were acquired on the date of the constructive sale.

CONSTRUCTIVE OWNERSHIP TRANSACTIONS. If a Fund, through an Investment Fund, enters into certain derivatives (including forward contracts, long positions under notional principal contracts, and related puts and calls) with respect to equity interests in certain pass-thru entities, including Investment Funds properly treated as partnerships for tax purposes, trusts, and certain special status foreign corporations, including passive foreign investment companies ("Constructive Ownership Transactions"), long-term capital gain with respect to the derivative may be recharacterized as ordinary income to the extent it exceeds the long-term capital gain that would have been realized had the interest in the pass-thru entity been held directly by the Fund during the term of the derivative contract. Any gain recharacterized as ordinary income will be treated as accruing at a constant rate over the term of the derivative contract and may be subject to an interest charge. The Treasury has authority to issue regulations which could expand the application of these rules to derivatives with respect to debt instruments and/or stock in corporations that are not pass-thru entities. Investors should be aware that certain aspects of the tax treatment of Constructive Ownership Transactions, apart from the recharacterization of certain long-term capital gains as ordinary income (as just described), are not clear.

EFFECT OF STRADDLE RULES ON INVESTORS' SECURITIES POSITIONS. The Service may treat certain positions in securities held, directly or indirectly, by an Investor and its indirect interest in similar securities held by a Fund as "straddles" for Federal income tax purposes. The application of the "straddle" rules in such a case could affect an Investor's holding period for the securities involved and may defer the recognition of losses with respect to such securities.

LIMITATION ON DEDUCTIBILITY OF INTEREST. For noncorporate taxpayers, Section 163(d) of the Code limits the deduction for "investment interest" (i.e., interest or short sale expenses for "indebtedness properly allocable to property held for investment"). Investment interest is not deductible in the current year to the extent that it exceeds the taxpayer's "net investment income," consisting of net gain and ordinary income derived from investments in the current year less certain directly connected expenses (other than interest or short sale expenses). For this purpose, any long-term capital gain is excluded from net investment income unless the taxpayer elects to pay tax on such amount at ordinary income tax rates.

For purposes of this provision, a Fund's activities will be treated as giving rise to investment income for an Investor, and the investment interest limitation would apply to a noncorporate Investor's share of the interest and short sale expenses attributable to the Fund's operation. In such case, a noncorporate Investor would be denied a deduction for all or part of that portion of its distributive share of a Fund's ordinary losses attributable to interest and short sale expenses unless it had sufficient investment income from all sources including the Fund. An Investor that could not deduct losses currently as a result of the application of Section 163(d) would be entitled to carry forward such losses to future years, subject to the same limitation. The investment interest limitation would also apply to interest paid by a noncorporate Investor on money borrowed to finance its investment in a Fund. Potential Investors are advised to consult with their own tax advisers with respect to the application of the investment interest limitation in their particular tax situations.

DEDUCTIBILITY OF FUND INVESTMENT EXPENDITURES BY NONCORPORATE INVESTORS. Investment expenses (e.g., investment advisory fees) of an individual, trust or estate are deductible only to the extent that such expenses exceed 2% of adjusted gross income.(2) Further, in the case of an Investor that is a partnership having 100 or more partners and which has elected to be treated as an "electing large partnership," 70% of such deductions will be disallowed, although the remaining deductions generally will be allowed at the partnership level and will not be subject to the 2% floor that would otherwise be applicable to individual Investors. In addition, the Code further restricts the ability of an individual with an adjusted gross income in excess of a specified amount, for 2000, $128,950 or $64,475 for a married person filing a separate return, to deduct such investment expenses. Under such provision, investment expenses in excess of 2% of adjusted gross income may only be deducted to the extent such excess expenses, along with certain other itemized deductions, exceed the lesser of (i) 3% of the excess of the individual's adjusted gross income over the specified amount or (ii) 80% of the amount of certain itemized deductions otherwise allowable for the taxable year. Moreover, such investment expenses are miscellaneous itemized deductions which are not deductible by a noncorporate taxpayer in calculating its alternative minimum tax liability.

-----------

2 However, Section 67(e) of the Code provides that, in the case of a trust or an estate, such limitation does not apply to deductions or costs which are paid or incurred in connection with the administration of the estate or trust and would not have been incurred if the property were not held in such trust or estate. The Federal Court of Appeals for the Sixth Circuit, reversing a Tax Court decision, has held that the investment advisory fees incurred by a trust were exempt (under Section 67(e)) from the 2% of adjusted gross income floor on deductibility. The Service, however, has stated that it will not follow this decision outside of the Sixth Circuit. Investors that are trusts or estates should consult their tax advisers as to the applicability of this case to the investment expenses that are allocated to them.

Pursuant to Temporary Regulations issued by the Treasury Department, these limitations on deductibility should not apply to a noncorporate Investor's share of the expenses of a Fund to the extent that such expenses are allocable to an Investment Fund that is considered to be in a trade or business within the meaning of the Code. These limitations will apply, however, to a noncorporate Investor's share of the expenses of a Fund to the extent that such expenses are allocable to an Investment Fund that is not considered to be in a trade or business within the meaning of the Code. Although each Fund intends to treat the trade or business related expenses and any incentive-based allocations as not being subject to the foregoing limitations on deductibility, there can be no assurance that the Service will not treat such items as investment expenses which are subject to the limitations.

The consequences of these limitations will vary depending upon the particular tax situation of each taxpayer. Accordingly, noncorporate Investors should consult their tax advisers with respect to the application of these limitations.

APPLICATION OF RULES FOR INCOME AND LOSSES FROM PASSIVE ACTIVITIES. The Code restricts the deductibility of losses from a "passive activity" against certain income which is not derived from a passive activity. This restriction applies to individuals, personal service corporations and certain closely held corporations. Pursuant to Temporary Regulations issued by the Treasury Department, income or loss from a Fund's securities trading activity generally will not constitute income or loss from a passive activity. Therefore, passive losses from other sources generally could not be deducted against an Investor's share of income and gain from the Fund. Income or loss attributable to investments in partnerships engaged in a trade or business may constitute passive activity income or loss.

"PHANTOM INCOME" FROM CERTAIN FOREIGN EQUITY INVESTMENTS. Pursuant to various "anti-deferral" provisions of the Code (the "Subpart F," "passive foreign investment company" ("PFIC") and "foreign personal holding company" provisions), investments, if any, by a Fund through its Investment Funds in certain foreign corporations may cause an Investor to (i) recognize taxable income prior to the Fund's receipt of distributable proceeds, (ii) pay an interest charge on receipts that are deemed as having been deferred or (iii) recognize ordinary income that, but for the "anti-deferral" provisions, would have been treated as capital gain.

For example, if a Fund invests through an Investment Fund in a foreign corporation that is a PFIC (generally, a corporation for which either (i) 75% of its gross income is passive income, as that term is defined in the Code, or (ii) 50% or more of its assets, generally determined by average fair market value, produce or are held for the production of passive income), certain excess distributions with respect to, and gain upon the disposition of, the shares in the PFIC generally will be ratably allocated over the holding period for the shares in the PFIC. The amount allocated to the year of the distribution or disposition will be treated as ordinary income, and the amounts allocated to earlier years for which the corporation was a PFIC will be taxed at the highest rate applicable to individuals or corporations, as the case may be, for the taxable year to which the income is allocated. Further, the tax on an amount allocated to an earlier year will be subject to an interest charge which accrues from the due date of the return for that earlier year. The above rules relating to distributions and dispositions generally will not apply if (i) the relevant Investment Fund elects to treat the foreign corporation as a qualified electing fund (a "QEF election"), or (ii) the shares of the foreign corporation are "marketable stock" for which a mark-to-market election is made. If a QEF election is made, an Investor in the Fund generally will pay tax currently on its pro-rata share of the ordinary earnings and net capital gains of the foreign corporation (at ordinary income and capital gains rates, respectively), even if no dividends are actually paid by the foreign corporation. If the mark-to-market election is made, Investors will generally account for changes in the value of the foreign corporation stock on an annual basis as ordinary income or loss.

FOREIGN TAXES

It is possible that certain dividends and interest received from sources within foreign countries will be subject to withholding taxes imposed by such countries. In addition, some foreign countries may impose capital gains taxes on certain securities transactions involving foreign issuers. Tax treaties between certain countries and the United States may reduce or eliminate such taxes.

Each Fund will inform its Investors of their proportionate share of the foreign taxes paid or incurred by the Fund that Investors will be required to include in their income. The Investors generally will be entitled to claim either a credit (subject, however, to various limitations on foreign tax credits), or, if they itemize their deductions, a deduction (subject to the limitations generally applicable to deductions) for their share of such foreign taxes in computing their Federal income taxes.

LEGISLATIVE PROPOSALS

There have been proposals initiated by the Clinton Administration and Congress that would affect the tax consequences described herein. It is not possible to predict at this time the extent to which any of these proposals will be enacted by Congress and, if enacted, what their final form and effective dates will be. In addition, other proposals could be enacted that would change the tax consequences described herein of an investment in a Fund. Prospective Investors should consult their own tax advisers regarding the status of these proposed changes and the effect, if any, on their investment in a Fund.


STATE AND LOCAL TAXATION

In addition to the Federal income tax consequences described above, prospective Investors should consider potential state and local tax consequences of an investment in a Fund. State and local tax laws differ in the treatment of limited liability companies such as the Funds. A few jurisdictions may impose entity level taxes on a limited liability company if it is found to have sufficient contact with that jurisdiction. Such taxes are frequently based on the income and capital of the entity that is allocated to the jurisdiction. Although there can be no assurance, except as noted below, each Fund intends to conduct its activities so that it will not be subject to entity level taxation by any state or local jurisdiction.

State and local laws often differ from Federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit. An Investor's distributive share of the taxable income or loss of a Fund generally will be required to be included in determining its reportable income for state and local tax purposes in the jurisdiction in which it is a resident. A partnership in which a Fund acquires an interest may conduct business in a jurisdiction which will subject to tax an Investor's share of the Fund's income from that business. Prospective Investors should consult their tax advisers with respect to the availability of a credit for such tax in the jurisdiction in which that Investor is a resident.

Each Fund should not be subject to the New York City unincorporated business tax, which is not imposed on an entity taxed as a partnership which purchases and sells securities for its "own account." By reason of a similar "own account" exemption, it is also expected that a nonresident individual Investor should not be subject to New York State personal income tax with respect to his share of income or gain realized directly by a Fund. A nonresident individual Investor will not be subject to New York City earnings tax on nonresidents with respect to his or her investment in a Fund.

Individual Investors who are residents of New York State and New York City should be aware that the New York State and New York City personal income tax laws limit the deductibility of itemized deductions for individual taxpayers at certain income levels. This limitation would likely apply to an Investor's share of some or all of a Fund's expenses. Prospective Investors are urged to consult their tax advisers with respect to the impact of these provisions and the Federal limitations on the deductibility of certain itemized deductions and investment expenses on their New York State and New York City tax liability.

For purposes of the New York State corporate franchise tax and the New York City general corporation tax, a corporation generally is treated as doing business in New York State and New York City, respectively, and is subject to such corporate taxes as a result of the ownership of a limited partnership interest in a partnership which does business in New York State and New York City, respectively.(3) Each of the New York State and New York City corporate taxes are imposed, in part, on the corporation's taxable income or capital allocable to the relevant jurisdiction by application of the appropriate allocation percentages. Moreover, a non-New York corporation which does business in New York State may be subject to a New York State license fee. A corporation which is subject to New York State corporate franchise tax solely as a result of being a limited partner in a New York partnership may, under certain circumstances, elect to compute its New York State corporate franchise tax by taking into account only its distributive share of such partnership's income and loss. There is currently no similar provision in effect for purposes of the New York City general corporation tax.

----------
3 New York State, but not New York City, generally exempts from corporate franchise tax a non-New York corporation which (i) does not actually or constructively own a 1% or greater limited partnership interest in a partnership doing business in New York and (ii) has a tax basis in such limited partnership interest not greater than $1 million.

Regulations under both the New York State corporate franchise tax and the New York City general corporation tax, however, provide an exception to this general rule in the case of a "portfolio investment partnership," which is defined, generally, as a partnership which meets the gross income requirements of Section 851(b)(2) of the Code. New York State (but not New York City) has adopted regulations that also include income and gains from commodity transactions described in Section 864(b)(2)(B)(iii) as qualifying gross income for this purpose. Each Fund's qualification as such a portfolio investment partnership must be determined on an annual basis and with respect to a taxable year, the Fund may not qualify as a portfolio investment partnership.

Each prospective corporate Investor should consult its tax adviser with regard to the New York State and New York City tax consequences of an investment in a Fund.

ADDITIONAL INFORMATION AND SUMMARY OF LLC AGREEMENT

The following is a summary description of additional items and of select provisions of each Fund's LLC Agreement which are not described elsewhere in this Memorandum. The description of such items and provisions is not definitive and reference should be made to the complete text of each Fund's LLC Agreement contained in Appendix A.

INVESTOR INTERESTS

Persons who purchase Interests in an offering being made hereby will be Investors. The Adviser and its affiliates may contribute capital to and maintain an investment in one or both Funds in an amount not exceeding 4.9% of the total outstanding capital of each Fund, and to that extent may be an Investor. The Adviser, or its successor as investment adviser of each Fund, also will be a Special Advisory Member of each Fund. In that regard, each Fund has established a Special Advisory Account solely for the purpose of receiving the Incentive Allocation. The interest of the Special Advisory Member has no right to participate in the income or gains of a Fund, no voting rights and no right to receive a share of the assets of a Fund upon its liquidation, except to the extent that the Special Advisory Member has received or is entitled to receive the Incentive Allocation credited to the Special Advisory Account and all or a portion of that allocation has not been withdrawn. The Adviser may not contribute to a Fund as Special Advisory Member.

LIABILITY OF INVESTORS

Investors in each Fund will be members of a limited liability company as provided under Delaware law. Under Delaware law and each Fund's LLC Agreement, an Investor will not be liable for the debts, obligations or liabilities of the Fund solely by reason of being an Investor, except that the Investor may be obligated to make capital contributions to the Fund pursuant to the Fund's LLC Agreement, to repay any funds wrongfully distributed to the Investor and to make additional capital contributions up to, but in no event in excess of, the aggregate amount of any distributions, amounts in connection with a repurchase of all or a portion of the Investor's interests and any other amounts received by the Investor from the Fund during or after the fiscal year to which any debt, obligation or liability of the Fund is incurred.

DUTY OF CARE OF THE BOARD AND ADVISER

Each Fund's LLC Agreement provides that neither the Fund's Directors nor its Adviser (including certain of its affiliates, among others) shall be liable to the Fund or any of its Investors for any loss or damage occasioned by any act or omission in the performance of their respective services as such in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. Each Fund's LLC Agreement also contains provisions for the indemnification, to the extent permitted by law, of the Fund's Directors and Adviser (including certain of its affiliates, among others) by the Fund, but not by its Investors individually, against any liability and expense to which any of them may be liable which arises in connection with the performance of their activities on behalf of the Fund. None of these persons will be personally liable to any Investor for the repayment of any balance in such Investor's capital account or for contributions by such Investor to the capital of the Fund or by reason of any change in the Federal or state income tax laws applicable to the Fund or its investors. The rights of indemnification and exculpation provided under each Fund's LLC Agreement do not provide for indemnification of a Fund's Director or its Adviser for any liability, including liability under Federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith, to the extent, but only to the extent, that such indemnification would be in violation of applicable law.

AMENDMENT OF THE LLC AGREEMENT

Each Fund's LLC Agreement may be amended with the approval of (i) the Fund's Board, including a majority of its Independent Directors, if required by the 1940 Act, (ii) the Adviser or (iii) a majority, as defined in the 1940 Act, of the outstanding voting securities of the Fund. Certain amendments involving capital accounts, allocations thereto and the modification of events causing dissolution of the Fund may not be made without the consent of any Investors adversely affected thereby or unless each Investor has received notice of such amendment and any Investor objecting to such amendment has been allowed a reasonable opportunity to tender its entire interest for repurchase by the Fund.


POWER OF ATTORNEY

By purchasing an interest in a Fund, each Investor in the Fund will appoint the Adviser and each of the Fund's Directors his or her attorney-in-fact for purposes of filing required certificates and documents relating to the formation and continuance of the Fund as a limited liability company under Delaware law or signing all instruments effecting authorized changes in the Fund or the Fund's LLC Agreement and conveyances and other instruments deemed necessary to effect the dissolution or termination of the Fund.

The power-of-attorney granted in the Fund's LLC Agreement is a special power-of-attorney coupled with an interest in favor of the Adviser and each of the Fund's Directors and as such is irrevocable and continues in effect until all of such Investor's interest in the Fund has been withdrawn pursuant to a periodic tender or transferred to one or more transferees that have been approved by the Fund's Board for admission to the Fund as substitute Investors.

TERM, DISSOLUTION AND LIQUIDATION

A Fund will be dissolved:

     o upon the affirmative vote to dissolve the Fund by both (1) the Fund's Board and (2) Investors holding at least two-thirds of the total number of votes eligible to be cast by all Investors in the Fund;

     o upon the expiration of any two-year period which commences on the date on which any Investor has submitted to the Fund a written request in accordance with the Fund's LLC Agreement, to tender its entire interest for repurchase by the Fund if such Investor's interest has not been repurchased during such period;

     o upon the failure of Investors to elect successor Directors at a meeting called by the Adviser when no Director remains; or

     o    as required by operation of law.

As to each Fund, upon the occurrence of any event of dissolution, the Adviser, or a liquidator under appointment by the Fund's Board, is charged with winding up the affairs of the Fund and liquidating its assets. Net profits or net loss during the fiscal period including the period of liquidation will be allocated as described in the section titled "CAPITAL ACCOUNTS AND ALLOCATIONS--Allocation of Net Profits and Net Losses."

Upon the dissolution of a Fund, its assets are to be distributed (1) first to satisfy the debts, liabilities and obligations of the Fund, other than debts to Investors, including actual or anticipated liquidation expenses, (2) next to satisfy debts owing to the Investors, and (3) finally to the Investors proportionately in accordance with the balances in their respective capital accounts. Assets may be distributed in-kind on a pro rata basis if the Fund's Board or liquidator determines that such a distribution would be in the interests of the Investors in facilitating an orderly liquidation.

REPORTS TO INVESTORS

Each Fund will furnish to its Investors as soon as practicable after the end of each taxable year such information as is necessary for Investors to complete Federal and state income tax or information returns, along with any other tax information required by law. Each Fund also will send to its Investors a semi-annual report containing the information required by the 1940 Act and an audited annual report containing the information required by the 1940 Act and Rule 4.7 of the CEA within 60 days after the close of the period for which the report is being made, or as otherwise required by applicable law. Quarterly reports from the Adviser regarding each Fund's operations during each quarter also will be sent to Investors within 30 days after the end of the quarter and in compliance with Rule 4.7 of the CEA.

FISCAL YEAR

Each Fund's fiscal year ends on December 31st.

ACCOUNTANTS AND LEGAL COUNSEL

PricewaterhouseCoopers LLP serves as the independent public accountants of each Fund. Its principal business address is 1177 Avenue of the Americas, New York, New York 10036.

Stroock & Stroock & Lavan LLP, New York, New York, acts as legal counsel to each Fund.

CUSTODIAN

____________________ (the "Custodian") serves as the primary custodian of the assets of each Fund and the Investment Funds managed by its Subadvisers, and may maintain custody of such assets with domestic and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Fund's Directors. Assets of each Fund and Investment Funds are not held by the Adviser or Subadvisers, respectively, or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian's principal business address is _______________________________.


INQUIRIES

Inquiries concerning a Fund and interests in a Fund, including information concerning purchase and redemption procedures, should be directed to:

         J.P. Morgan Securities Inc.
         522 Fifth Avenue
         New York, New York 10036
         Telephone:  (___) ___-____
         Telecopier: (___) ___-____

                                    * * * * *

     All potential Investors are encouraged to consult appropriate legal and tax counsel.

                                                                APPENDIX A1

               J.P. MORGAN MULTI-MANAGER STRATEGIES FUND I, L.L.C.
                       LIMITED LIABILITY COMPANY AGREEMENT

                             [Intentionally Omitted]

                                                               APPENDIX A2

              J.P. MORGAN MULTI-MANAGER STRATEGIES FUND II, L.L.C.
                       LIMITED LIABILITY COMPANY AGREEMENT

                             [Intentionally Omitted]

                                                              APPENDIX B

                             PERFORMANCE INFORMATION

This Appendix contains performance information for an offshore investment fund advised by the Adviser with an investment program that is substantially similar to Fund I's expected investment program ("Offshore Fund I") and an offshore fund advised by the Adviser with an investment program that is substantially similar to Fund II's expected investment program ("Offshore Fund II" and collectively with Offshore Fund I, the "Offshore Funds"). The information on the Table regarding the Offshore Funds reflects the deduction of pro-forma management fees as if the Offshore Funds had incurred management fees similar to the management fees charged by the Funds. The information in the Table does not reflect the payment of a placement fee and, if reflected, the placement fee would reduce the performance quoted. The performance information in the Table has not been audited and does not comply with the standards established by the Association of Investment Management and Research (AIMR).

Because of the similarity of investment programs, as a general matter, the Adviser will consider participation by each Fund in all appropriate investment opportunities that are under consideration for investment for the Offshore Funds. The Adviser will evaluate for each Fund a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy to be used for the Offshore Funds is appropriate and feasible for the Fund at that time. Because these considerations may differ for each Fund and the Offshore Funds in the context of any particular investment opportunity, the investment activities of each Fund and the Offshore Funds may differ from time to time. See "CONFLICTS OF INTEREST--Participation in Investment Opportunities."

THE TABLE SETS FORTH THE PRO-FORMA PERFORMANCE RECORD OF THE OFFSHORE FUNDS FOR THE PERIODS INDICATED. THE TABLE SHOULD BE READ IN CONJUNCTION WITH THE NOTES THERETO. INFORMATION HAS BEEN OBTAINED OR DERIVED FROM SOURCES BELIEVED TO BE RELIABLE BUT IS NOT WARRANTED AS TO ACCURACY OR COMPLETENESS. PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. PROSPECTIVE INVESTORS SHOULD RECOGNIZE THAT THERE ARE CERTAIN DIFFERENCES BETWEEN THE INVESTMENT POLICIES OF EACH FUND AND THOSE OF THE OFFSHORE FUNDS AND THAT EACH FUND'S FEES AND EXPENSES MAY BE HIGHER. FUTURE PERFORMANCE OF EACH FUND WILL DIFFER FROM THAT OF THE OFFSHORE FUNDS.

-------------------------------------------------------------------------------
PRO-FORMA PERFORMANCE RECORD OF THE OFFSHORE FUNDS (a)


                      OFFSHORE FUND I(D)   OFFSHORE FUND II(D)   [INDEX TO COME]
                      ------------------   -------------------   ---------------
         1998 (b)
         1999
         2000 (c)



ANNUALIZED PRO-FORMA PERFORMANCE RECORD OF THE OFFSHORE FUNDS (a) (e)


                      OFFSHORE FUND I(D)   OFFSHORE FUND II(D)   [INDEX TO COME]
                      ------------------   -------------------   ---------------
         1 Year
         3 Years
         From 7/31/98

-------------------------------------------------------------------------------

Notes:

a. The performance information shown for Offshore Fund I and Offshore Fund II has been generated by applying an investment philosophy and methodology that is similar to that which the Adviser expects to use to manage Fund I and Fund II, respectively. Future investments, however, will be made under different economic conditions and may include different Investment Funds. The performance information is limited and may not reflect performance in different economic cycles. Investors should not assume that they will experience returns in the future, if any, comparable to those discussed herein.
b. Each Offshore Fund commenced operations on July 31, 1998. Pro-forma returns for each Offshore Fund for 1998 are for the period July 31, 1998 through December 31, 1998.
c. Returns for 2000 are for the period January 1, 2000 through __________, 2000.
d. The performance of each Offshore Fund has been computed on a pro-forma basis to reflect the deduction of each Fund's management fee at the annual rate of 1.50% of the Fund's net assets (the "Management Fee"). The Management Fee for the annual returns and annualized return figures since inception have been deducted on a quarterly basis in arrears. For all other periods shown, the Management Fee has been deducted on a monthly basis. Investors in each Fund will be charged a monthly management fee. See "FEES AND EXPENSES." These performance returns reflect aggregate expenses that are expected to be greater than the Funds' expenses. The performance information does not reflect the payment of a placement fee and, if reflected, the placement fee would reduce the performance quoted. At all times under consideration, the assets of Offshore Fund I were between $__________ and $__________ and the assets of Offshore Fund II were between $__________ and $__________.
e.   All returns are through __________, 2000.

                                    FORM N-2

              J.P. Morgan Multi-Manager Strategies Fund II, L.L.C.


                           PART C - OTHER INFORMATION

ITEM 24.   FINANCIAL STATEMENTS AND EXHIBITS

         (1)      Financial Statements:

                  Because the Registrant has no assets, financial statements are omitted.

         (2)      Exhibits:


                  (a)      (1)      Certificate of Formation.
                           (2)      Limited Liability Company Agreement.*
                  (b)      Not Applicable.
                  (c)      Not Applicable.
                  (d)      See Item 24(2)(a)(2).
                  (e)      Not Applicable.
                  (f)      Not Applicable.
                  (g)      Investment Advisory Agreement*
                  (h)      Not Applicable.
                  (i)      Not Applicable.
                  (j)      Custodian Services Agreement.*
                  (k)      (1)      Management and Administration Agreement.*
                           (2)      Administration, Accounting and Investor
                                    Services Agreement.*
                           (3)      Escrow Agreement.*
                  (l)      Not Applicable.
                  (m)      Not Applicable.
                  (n)      Not Applicable.
                  (o)      Not Applicable.
                  (p)      Not Applicable.
                  (q)      Not Applicable.
                  (r)      Not Applicable.
         --------------
         * To be filed by amendment.


ITEM 25.  MARKETING ARRANGEMENTS

         Not Applicable.

ITEM 26.   OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

         To be filed by amendment.



ITEM 27.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

          After completion of the private offering of interests, the Registrant expects that no person will be directly or indirectly controlled by, or under common control with, the Registrant.

ITEM 28.   NUMBER OF HOLDERS OF SECURITIES

Title of Class            Number of Record Holders
--------------            ------------------------
Interests                 1   (The Registrant anticipates
                              that as a result of the private
                              offering of interests there will
                              be more than 100 record holders
                              of such interests in the future.)

ITEM 29.   INDEMNIFICATION

          Reference is made to Section 3.7 of the Registrant's Limited Liability Company Agreement (the "LLC Agreement"), which is to be filed by amendment. The Registrant hereby undertakes that it will apply the indemnification provision of the LLC Agreement in a manner consistent with Release 40-11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"), so long as the interpretation therein of Sections 17(h) and 17(i) of the 1940 Act remains in effect.

          The Registrant, in conjunction with the Adviser, the Registrant's directors and other registered management investment companies managed by the Adviser or its affiliates, maintains insurance on behalf of any person who is or was an independent director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as an individual general partner, director, officer, employee or agent of another managed investment company, against certain liability asserted against and incurred by, or arising out of, his or her position. However, in no event will the Registrant pay that portion of the premium, if any, for insurance to indemnify any such person or any act for which the Registrant itself is not permitted to indemnify.

ITEM 30.   BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

          A description of any other business, profession, vocation, or employment of a substantial nature in which the investment adviser of the Registrant, and each member, director, executive officer, or partner of any such investment adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of member, director, officer, employee, partner or trustee, is set forth in the Registrant's Confidential Memorandum in the section entitled "THE ADVISER." Information as to the directors and officers of J.P. Morgan Investment Management Inc. is included in its Form ADV as filed with the Commission (File No. 801-21011), and is incorporated herein by reference.

ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS

          To be filed by amendment.

ITEM 32.  MANAGEMENT SERVICES

          Not Applicable.

ITEM 33.  UNDERTAKINGS

          Not Applicable.

                                    FORM N-2

              J.P. Morgan Multi-Manager Strategies Fund II, L.L.C.

                                   SIGNATURES

          Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 31st day of March, 2000.


                            J.P. Morgan Multi-Manager Strategies Fund II, L.L.C.


                        By: /s/ John N. Bell
                           --------------------------------
                            JOHN N. BELL, DIRECTOR


                        By: /s/ John R. Rettberg
                           --------------------------------
                            JOHN R. RETTBERG, DIRECTOR


                        By: /s/ John F. Ruffle
                           --------------------------------
                            JOHN F. RUFFLE, DIRECTOR


                        By: /s/ Kenneth Whipple, Jr.
                           --------------------------------
                            KENNETH WHIPPLE, JR. DIRECTOR

                                    FORM N-2

              J.P. Morgan Multi-Manager Strategies Fund II, L.L.C.

                                 EXHIBIT INDEX

EXHIBIT NUMBER      DOCUMENT DESCRIPTION

(a)(1)              Certificate of Formation.

                                                                 EXHIBIT (a)(1)

                            CERTIFICATE OF FORMATION

                                       OF

              J.P. MORGAN MULTI-MANAGER STRATEGIES FUND II, L.L.C.


                      Under Section 18-201 of the Delaware
                          Limited Liability Company Act


          The undersigned, being an authorized person under Section 18-201 of the Limited Liability Company Act of the State of Delaware, hereby certifies:

          FIRST: The name of the limited liability company is J.P. Morgan Multi-Manager Strategies Fund II, L.L.C. (the "Company").

          SECOND: The address of the Company's registered office in the State of Delaware is Corporation Service Company, 1013 Centre Road, in the City of Wilmington, County of New Castle (Zip Code 19805). The name of its registered agent at such address is Corporation Service Company.

          IN WITNESS WHEREOF, the undersigned has signed this Certificate on this 30th day of March, 2000.

                                            AUTHORIZED PERSON:


                                            By: /s/ STEVEN M. GREENSPAN
                                               -------------------------
                                               Steven M. Greenspan